{ * }  = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THE NOTATION “[RESERVED]” IS ORIGINAL, IS CURRENTLY IN THE DOCUMENT AND DOES NOT REFLECT INFORMATION REDACTED PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.18

SECOND AMENDED AND RESTATED COLLABORATION AGREEMENT

This COLLABORATION AGREEMENT (this “Agreement”), effective as of December 16, 2013 (the “Effective Date”), is made by and between Sunesis Pharmaceuticals, Inc., a Delaware corporation, having a principal place of business at 341 Oyster Point Boulevard, South San Francisco, CA 94080 (“Sunesis”), and Biogen Idec MA Inc., a Massachusetts corporation, having a principal place of business at 14 Cambridge Center, Cambridge, MA (“Biogen Idec”).  Sunesis and Biogen Idec are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

BACKGROUND

A.Sunesis has developed proprietary technology and know-how for the discovery and optimization of small molecules that bind to enzyme targets and protein-protein interfaces, with special expertise towards kinases;

B.Biogen Idec engages in the research, development and commercialization of pharmaceutical compounds;

C.Sunesis and Biogen Idec are parties to that certain Collaboration Agreement, dated August 27, 2004 (the “OCA” and August 27, 2004, the “OCA Effective Date”) pursuant to which, (i) the Parties agreed to collaborate to discover and develop small molecules that modulate certain Targets, including the BTK Target, with the goal of delivering compounds with desired activity and selectivity; (ii) Biogen Idec agreed to acquire exclusive licenses under the Collaboration Technology to develop and commercialize Target Selective Compounds in the Field resulting from the collaboration, as well as certain other rights to the results of the collaboration (the “Non-exclusive License Rights”), and Sunesis agreed to grant to Biogen Idec such licenses, all on the terms and conditions of the OCA; and (iii) Biogen Idec has assigned and exclusively licensed to Millennium Pharmaceuticals, Inc. (“Millennium”) small molecules that modulate two Targets, Raf and PDK (each of which were Collaboration Targets under the OCA), such assignment the subject of a separate consent and agreement entered into by and between Millennium and Sunesis pursuant to an agreement of even date herewith (the “Millennium-Sunesis-Biogen Idec Agreement”) together with an Asset Transfer Agreement entered into by and between Biogen Idec and Millennium of even date herewith;

D.In consideration for prepayment of certain milestones under the OCA and a payment from Millennium to Sunesis upon entry into that certain Amended and Restated Collaboration Agreement, dated as of March 31, 2011 (the “ARCA” and March 31, 2011, the “ARCA Effective Date”) the Parties agreed to continue their collaboration solely with respect to the BTK Target and the Non-exclusive License Rights solely and entirely under the terms of the ARCA;

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

E.Under the terms of the ARCA, Biogen Idec has synthesized the BTK inhibitor known as BIIB062; and

F.The Parties now wish to amend and restate the ARCA to allow Sunesis to develop, manufacture and commercialize BIIB062 in the Oncology Field pursuant to an exclusive license to all of Biogen Idec’s rights, title and interest in BIIB062 under the BIIB062 Technology and to otherwise continue their collaboration under the terms of this Agreement.

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

ARTICLE 1
DEFINITIONS

As used herein, the following terms will have the meanings set forth below:

1.1.“Active Compound” shall mean a soluble chemical compound that can bind non-covalently to the Collaboration Target or a Target for which such compound is counterscreened, in each case where such compound { * }.

1.2.“Affiliate” of a Party shall mean any corporation or other business entity which during the Term of this Agreement Controls, is Controlled by or is under common Control with such Party but only for so long as such entity Controls, is Controlled by, or is under common control with such Party.  With respect to a particular entity, “Control” shall mean the ownership directly or indirectly of fifty percent (50%) or more of the stock entitled to vote for the election of directors, and for nonstock organizations, of the equity interests entitled to control the management of such entity.

1.3.“{ * } Target” shall mean the human { * } protein kinase together with the { * } protein family members { * }-A, { * }-B, and { * }-C.

1.4.“{ * }” shall mean that certain BTK inhibitor  known as { * } and having the chemical name { * }.

1.5.“BIIB062” shall mean that certain BTK inhibitor known as BIIB062 and having the chemical name { * }.

1.6.“BIIB062 Patents” shall mean all patents, patent applications and invention disclosures the subject of which is an invention that (i) was conceived and reduced to practice jointly, or under authority of, both Parties after August 25, 2004, but prior to June 30, 2011 in the course of activities directed to the discovery, research, or development of the Collaboration Derivative identified as BIIB062 that specifically covers BIIB062 or (ii) claims or covers an invention or was practiced by either Party, their Affiliates or Sublicensees in the development, manufacture or commercialization of BIIB062 or a BIIB062 Product.  It is to be understood that BIIB062 Patents shall include any divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any such patent applications or patents, and any substitutions, confirmations, registrations, revalidations or foreign counterparts of any of the foregoing to the extent consistent with parts (i) or (ii) of this

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

Section 1.6.  The BIIB062 Patents as of the Effective Date of this Agreement are set forth in Exhibit 1.6.

1.7.“BIIB062 Product” shall mean a pharmaceutical preparation for sale by prescription, over-the-counter, or any other method for use in the Oncology Field that incorporates BIIB062 as an active drug substance.

1.8.“BIIB062 Technology” shall mean (i) Biogen Idec Collaboration Technology and (ii) Biogen Idec’s interest in the Joint Collaboration Technology, but in each case, solely to the extent (i) and (ii) are necessary or useful for the development, manufacture and commercialization of BIIB062 or BIIB062 Product in the Oncology Field.

1.9.“BIIB062 Terms” shall mean all provisions of this Agreement which expressly, or otherwise by their terms, relate to the manufacture, development and commercialization of BIIB062 or the Parties’ rights and obligations with respect thereto, but only to the extent that such provisions relate thereto, including but not limited to, Sections 3.4, 3.5.2, 3.6, 4.6, 6.4, 6.5, 6.8, 7.4.1, 7.4.2, 7.4.3, 7.4.4, 7.5.3(c), 7.6.3, 7.7, ARTICLE 8, Section 9.5 and ARTICLES 10 through 16.

1.10.“Biogen Idec Collaboration Know-How” shall mean any Know-How: (i) made or developed solely by or under authority of personnel of Biogen Idec or any of its Controlled Affiliates in the course of performing activities directed to the Collaboration Target pursuant to the OCA under the OCA Research Program during the OCA Research Term; or (ii) made or developed solely by or under authority of personnel of Biogen Idec or any of its Controlled Affiliates after August 25, 2004, but prior to June 30, 2011 in the course of activities specifically related to the discovery, research, or development of Collaboration Derivatives and BIIB062.  Notwithstanding the foregoing, Biogen Idec Collaboration Know-How shall in all cases exclude Sunesis Core Technology, Joint Collaboration Know-How and Excluded Compounds.

1.11.“Biogen Idec Collaboration Patents” shall mean all patents, patent applications and invention disclosures the subject of which is an invention that was: (i) conceived in the course of performing activities directed to the Collaboration Target pursuant to the OCA under the OCA Research Program during the OCA Research Term  and is reduced to practice prior to the ARCA Effective Date solely by or under authority of personnel of Biogen Idec or any of its Controlled Affiliates; or (ii) conceived and reduced to practice solely by or under authority of personnel of Biogen Idec or any of its Controlled Affiliates after August 25, 2004, but prior to June 30, 2011 in the course of activities directed to the discovery, research, or development of Collaboration Compounds.  It is to be understood that Biogen Idec Collaboration Patents shall include any divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the patent applications or patents in (i) or (ii) above, and any substitutions, confirmations, registrations, revalidations or foreign counterparts of any of the foregoing.  Notwithstanding the foregoing, Biogen Idec Collaboration Patents shall in all cases exclude Sunesis Core Technology and Joint Collaboration Patents.

1.12.“Biogen Idec Collaboration Technology” shall mean all Biogen Idec Collaboration Patents and Biogen Idec Collaboration Know-How.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

1.13.“Biogen Idec Derivative” shall mean a chemical compound that is Synthesized solely by personnel of Biogen Idec or any of its Controlled Affiliates in the course of activities directed to a Target that is not then the Collaboration Target, where such chemical compound is not a Collaboration Derivative.

1.14.“BTK Target” shall mean the human protein Bruton’s tyrosine kinase designated as the Collaboration Target by Biogen Idec under the OCA.

1.15.“Co-Funding Option” shall mean the option of Sunesis to fund a portion of the post Phase I Development Costs of a Product in the Co-Funded Territory as provided in Section 3.2.  The “Co-Funded Territory” shall have the meaning set forth in Section 3.2.1

1.16.“Collaboration Compound” shall mean each compound that is: (i) a Synthesized Compound, (ii) a Collaboration Derivative Synthesized by or under authority of either Party or any of its Controlled Affiliates, after August 25, 2004, but prior to June 30, 2011, (iii) a Licensed Pre-Existing Compound, (iv) Covered by a Valid Claim of a Joint Collaboration Patent or a Sunesis Collaboration Patent, or (v) Covered by a Valid Claim of a patent within the Sunesis Core Technology as applied (A) to the Collaboration Target by or under authority of either Party or any of its Controlled Affiliates, or (B) to a Target other than the Collaboration Target by or under authority of Biogen Idec or any of its Controlled Affiliates.  Notwithstanding the foregoing, BIIB062 shall not constitute a Collaboration Compound.

1.17. “Collaboration Derivative” shall mean a chemical compound Synthesized in the course of activities directed to a Target using as a starting point one or more: (i) Synthesized Compound(s); (ii) Licensed Pre-Existing Compound(s); (iii) compound(s) that are Covered by a Valid Claim of a Joint Collaboration Patent or Sunesis Collaboration Patent; (iv) compound(s) that are Covered by a Valid Claim of a patent within the Sunesis Core Technology as applied (A) to the Collaboration Target by or under authority of either Party or any of its Controlled Affiliates, or (B) to a Target other than a Collaboration Target by or under authority of Biogen Idec or any of its Controlled Affiliates; or (v) Kinase-Active Fragment(s).

1.18.“Collaboration Know-How” shall mean all Biogen Idec Collaboration Know-How, Sunesis Collaboration Know-How and Joint Collaboration Know-How.

1.19.“Collaboration Patents” shall mean all Biogen Idec Collaboration Patents, Sunesis Collaboration Patents and Joint Collaboration Patents.

1.20.“Collaboration Target” shall mean the BTK Target.

1.21.“Collaboration Technology” shall mean all Collaboration Patents and Collaboration Know-How.

1.22.“Combination Product” shall mean any of (i) a Product that incorporates two or more active drug substances including a Target Selective Compound, (ii) a Sunesis Product that incorporates two or more active drug substances including an Other Compound, or (iii) an Other Biogen Idec Product that incorporates two or more active drug substances including an Other Compound; in each case where at least one of the active drug substances is neither a Target Selective Compound, nor an Other Compound (respectively).

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

1.23.“Commercially Reasonable and Diligent Efforts” shall mean { * }.

1.24.“Confidential Information” shall mean, with respect to a Party, all information (and all tangible and intangible embodiments thereof), which is owned or controlled by such Party, and (x) was disclosed by such Party to the other Party as confidential information pursuant to the OCA or ARCA or (y) is disclosed by such Party to the other Party pursuant to this Agreement.  Notwithstanding the foregoing, Confidential Information of a Party shall not include information which, and only to the extent, the receiving Party can establish by written documentation (a) has been generally known prior to disclosure of such information by the disclosing Party to the receiving Party; (b) has become generally known, without the fault of the receiving Party, subsequent to disclosure of such information by the disclosing Party to the receiving Party; (c) has been received by the receiving Party at any time from a source, other than the disclosing Party, rightfully having possession of and the right to disclose such information free of confidentiality obligations; (d) has been otherwise known by the receiving Party free of confidentiality obligations prior to disclosure of such information by the disclosing Party to the receiving Party; or (e) is independently developed without reference to or use of the Confidential Information of the disclosing Party.  For clarity, except as otherwise expressly provided in this Agreement, Sunesis Collaboration Technology, Joint Collaboration Technology and the Licensed Pre-Existing Technology shall be deemed Confidential Information of both Biogen Idec and Sunesis.  For clarity, Biogen Idec Collaboration Technology shall be deemed Confidential Information solely of Biogen Idec.

1.25.“Covered” shall mean, with respect to a compound and a Valid Claim, that the manufacture, use, sale, offer for sale or importation of such compound, but for the licenses or ownership rights granted herein, would infringe such Valid Claim.

1.26.“Development” shall mean all research and pre-approval development and regulatory activities regarding the Product.  “Development” shall include, without limitation, all pre-approval activities related to research, optimization and design of the appropriate molecule and identification of back-ups, preclinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, clinical studies, manufacturing clinical supplies, regulatory affairs, statistical analysis and report writing, technology transfer, market research and development, and all other pre-approval activities.  When used as a verb, “Develop” shall mean to engage in Development.

1.27.“Development Candidate” shall mean a Collaboration Compound designated by Biogen Idec as a Development Candidate in accordance with Section 2.6.

1.28.“Development Costs” shall mean the costs and expenses associated with Development activities actually incurred by the Parties or their Affiliates for a particular Product during the measurement period and in the territories described in Section 3.2.4(d).  The costs and expenses associated with Development activities shall include, { * }.  In determining "Development Costs" chargeable under this Agreement, each Party will use its respective project accounting systems, and will review and approve its project accounting systems and methodologies with the other Party.  The Parties hereby agree that efforts of the employees of a Party or its Affiliates in performing its activities hereunder shall be charged as Development

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

Costs at the FTE Rate.  Notwithstanding anything in this Section 1.28 to the contrary, only those Development Costs that are contemplated by the Co-Development Plan and Budget or were otherwise approved by the JSC shall be chargeable by a Party as Development Costs.  It is further understood that the activities of the following groups or functions shall not be chargeable as Development Costs: Corporate Administration, Human Resources, Legal, Business Development, Finance, Corporate Communication and Public Affairs.  All payments made by a Party to a Third Party in connection with the performance of its activities under the Co-Development Plan and Budget shall be charged as Development Costs at such Party’s actual out-of-pocket cost.  Expenses incurred by a Party for equipment, materials and supplies utilized in performing its activities under the Co-Development Plan and Budget shall not be separately charged as Development Costs, except for those expenses incurred by a Party, with the prior written consent of the JSC as set forth in the Co-Development Plan and Budget, in the purchase or making of equipment, materials or supplies (other than common laboratory supplies, e.g., pipettes, test tubes, petri dishes, reagents, and the like) that are to be used exclusively in connection with the performance of such Party’s activities under the Co-Development Plan and Budget (e.g., laboratory animals, placebo supplies, etc.), which expenses shall be charged as Developments Cost at such Party’s actual out-of-pocket expense incurred in purchasing or making such equipment, materials or  supplies.

1.29.“Diligence Summary” shall mean a summary of research, development and commercialization activities with respect to the Collaboration Target that (i) were performed by the reporting Party or its Third Party collaborators in the previous { * } period (or shorter period from the prior report or relevant Target designation, if applicable), and (ii) as of the date the Diligence Report, are planned in good faith for the following { * } period.  For clarity, it is understood and acknowledged that in providing a Diligence Report, a Party shall not be required to disclose scientific results, specific research activities or the identity of any Third Party collaborator or potential collaborator, but shall at a minimum provide a summary of the total number of FTEs dedicated or planned to be dedicated to the Development and commercialization of Collaboration Compounds that are specifically directed at the Collaboration Target, and a summary of the functional allocation of such FTEs.

1.30.“Excluded Compounds” shall mean any compound, to the extent the same is: (i) disclosed in either Party’s patents or patent applications as of August 25, 2004; (ii) in the possession of either Party as of August 25, 2004 (as reflected in the books and records of such Party); (iii) acquired by a Party from a Third Party after August 25, 2004 by way of a merger with, or acquisition of, such Third Party; or (iv) independently developed by a Party outside of performance of the OCA pursuant to the OCA Research Program without use of or access to any Collaboration Technology, or any Confidential Information of the other Party; in each of (i) through (iv) above, as evidenced by such Party’s contemporaneous written records.  Notwithstanding the foregoing, Excluded Compounds shall not include Licensed Pre-Existing Compounds.  Further, both Parties agree that there are no Sunesis Excluded Compounds that are Target Selective against the BTK Target as of the Effective Date.

1.31.“Field” shall mean the treatment, prevention and/or diagnosis of disease in humans through modulation of the Collaboration Target.  For the avoidance of doubt, the scope of the Field shall not extend to activities of the Parties with protein, peptide or nucleic acid

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

therapeutics directed to biological targets.  The term peptide therapeutics in the preceding sentence shall mean { * }.

1.32.“FTE” shall mean, with respect to a Party, the equivalent of the work time of a full-time scientist or a full-time project team leader over a twelve-month period (including normal vacations, sick days and holidays), equal to at least { * } ({ * }) weeks of work.  In the case of less than a full-time person, the portion of an FTE year devoted to activities hereunder by such person shall be determined by dividing the number of days during any twelve-month period devoted by such person to activities hereunder by the total number of working days of such person’s full-time scientist during such twelve-month period.  “FTE Rate” for both Parties shall mean ${ * } per annum per FTE as of December 31, 2005 and thereafter, the FTE Rate will be adjusted by the Inflation Index.  As used herein, “Inflation Index” shall mean the percentage increase in the Consumer Price Index for all Urban Consumers, as published by the U.S. Department of Labor, Bureau of Statistics, since the OCA Effective Date.

1.33.“Gross Sales” shall mean the gross amount invoiced by either Party or its Affiliates to Third Parties for sales of a Product or BIIB062 Product and the net royalty or other amounts received by either Party or any of its Affiliates in such country pursuant to licenses or other agreements with Third Parties with respect to sales of a Product or BIIB062 Product (as applicable).

1.34.“Joint Collaboration Know-How” shall mean any Know-How: (i) made or developed jointly by, or under authority of, both Parties in the course of performing activities directed to the Collaboration Target pursuant to the OCA under the OCA Research Program during the OCA Research Term; (ii) made or developed jointly by, or under authority of, both Parties after August 25, 2004, but prior to June 30, 2011 in the course of activities specifically related to the discovery, research, or development of Collaboration Derivatives; (iii) that is a Synthesized Compound; or (iv) that is a Collaboration Derivative Synthesized by or under authority of either Party or any of its Controlled Affiliates, after August 25, 2004, but prior to June 30, 2011.  Notwithstanding the foregoing, Joint Collaboration Know-How shall in all cases exclude Sunesis Core Technology, Excluded Compounds and Biogen Idec Derivatives.

In addition, notwithstanding anything in subsections (i) through (iv) of this Section 1.34, Joint Collaboration Know-How shall not include any Know-How that was not made or developed in the course of performing activities directed to the Collaboration Target pursuant to the OCA under the OCA Research Program during the OCA Research Term.

1.35.“Joint Collaboration Patents” shall mean all patents, patent applications and invention disclosures the subject of which is an invention that is: (i) conceived in the course of performing activities directed to the Collaboration Target pursuant to the OCA under the OCA Research Program during the OCA Research Term and is reduced to practice prior to the ARCA Effective Date jointly by, or under authority of, both Parties; (ii) conceived and reduced to practice jointly by, or under authority of, both Parties after August 25, 2004, but prior to June 30, 2011 in the course of activities directed to the discovery, research, or development of Collaboration Derivatives; (iii) conceived in the course of performing the OCA pursuant to the OCA Research Program during the OCA Research Term and reduced to practice prior to the ARCA Effective Date using Joint Collaboration Know-How, Sunesis Collaboration Know-How

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

or Sunesis Core Technology by or under authority of personnel of Biogen Idec or any of its Controlled Affiliates; or (iv) conceived and reduced to practice using Joint Collaboration Know-How, Sunesis Collaboration Know-How or Sunesis Core Technology by or under authority of personnel of Biogen Idec or any of its Controlled Affiliates after August 25, 2004, but prior to June 30, 2011 in the course of activities directed to the discovery, research, or development of Collaboration Derivatives.  It is to be understood that Joint Collaboration Patents shall include any divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the patent applications or patents in (i), (ii), (iii) or (iv) above, and any substitutions, confirmations, registrations, revalidations or foreign counterparts of any of the foregoing.  For clarity, the inventions described in subsections (iii) and (iv) above are limited to those inventions directed at or comprising compositions of matter that modulate Targets and/or methods of use thereof in modulating Targets.  Notwithstanding the foregoing, Joint Collaboration Patents shall in all cases exclude Sunesis Core Technology.

1.36.“Joint Collaboration Technology” shall mean all Joint Collaboration Patents and Joint Collaboration Know-How.

1.37.“Kinase” shall mean a human enzyme, the primary biological function of which is to catalyze transfer of phosphate from adenosine triphosphate.

1.38.“Kinase-Active Fragment” shall mean a non-tethered intermediate compound of a tethered compound (as that term is described in U.S. Patent number 6,335,155 B1), where such tethered compound (i) is either (A) a compound that binds to the purine binding site of a Kinase, or (B) a compound that binds to the adaptive region of a Kinase; (ii) was actually made or used by either Party alone or by both Parties jointly during the OCA Research Term in the course of activities directed to a Target that was then a “Collaboration Target” (as defined in the OCA) in the performance of the OCA Research Program in accordance with the then-current OCA Research Plan; and (iii) exhibits structure activity relationships and specific binding to one or more Kinase.  For clarity, “intermediate compound” as used in this Section 1.38 shall mean that portion of the tethered compound which does not contain the linking or tethering moiety.

1.39.“Know-How” shall mean any data, inventions, methods, proprietary information, processes, techniques, technology, or material (including biological or other materials).

1.40.“Licensed Pre-Existing Compounds” shall mean any compound that is (i) Target Selective against the Collaboration Target and (ii) in the possession of Sunesis or disclosed in a patent or patent application owned or controlled by Sunesis, in each case at any time after August 25, 2004, but prior to November 25, 2004.  Notwithstanding anything else in this Section 1.40, Licensed Pre-Existing Compounds shall exclude in all cases any compound that is Target Selective against the { * } Target.

1.41.“Licensed Pre-Existing Know-How” shall mean any Know-How specifically related to Licensed Pre-Existing Compounds owned or controlled by Sunesis at any time after August 25, 2004, but prior to November 25, 2004.

1.42.“Licensed Pre-Existing Patents” shall mean any patent or patent application directed at or comprising compositions of matter that modulate the Collaboration Target and/or

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

methods of use thereof in modulating the Collaboration Target owned or controlled by Sunesis at any time after August 25, 2004, but prior to November 25, 2004, as well as any divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of such patent applications or patents, and any substitutions, confirmations, registrations, revalidations or foreign counterparts of any of the foregoing.

1.43.“Licensed Pre-Existing Technology” shall mean all Licensed Pre-Existing Patents and Licensed Pre-Existing Know-How.

1.44.“Main Terms” shall mean all provisions of this Agreement other than the BIIB062 Terms.

1.45.“Major Market” shall mean Canada, France, Germany, Italy, Spain, Japan, the United Kingdom or the United States.

1.46.“NDA” shall mean a New Drug Application (or its equivalent), as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding or similar application, registration or certification in any jurisdiction for marketing authorization of a product.

1.47.“Net Sales” shall mean, with respect to a Product or BIIB062 Product, Gross Sales less the following deductions to the extent actually paid, granted or accrued:

(i)sales returns and allowances on the sales of a Product or BIIB062 Product (as applicable), including trade, quantity, prompt pay and cash discounts and any other adjustments, including those granted on account of price adjustments or billing errors;

(ii)credits or allowances given or made for rejection or return of, and for uncollectible amounts on, previously sold Product or BIIB062 Product (as applicable) or for rebates or retroactive price reductions (including Medicare, Medicaid, managed care and similar types of rebates and chargebacks);

(iii)to the extent not already deducted or excluded from the gross amount invoiced or subsequently recovered as a credit or refund, taxes, duties or other governmental charges levied on or measured by the billing amount for a Product or BIIB062 Product (as applicable), as adjusted for rebates and refunds, which, for the avoidance of doubt, shall not include any tax, duty, or other charge imposed on or measured by net income (however denominated), or any franchise taxes, branch profits taxes, or similar tax;

(iv)to the extent not already deducted or excluded from the gross amount invoiced or subsequently recovered as a credit or refund, customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes), as adjusted for rebates and refunds;

(v)pharmaceutical excise taxes (such as those imposed by the United States Patient Protection and Affordable Care Act of 2010 (Pub.L. No. 111-48) and other comparable laws) applicable to a Product or BIIB062 Product (as applicable);

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

(vi)charges for freight and insurance directly related to the distribution of a product, to the extent not already deducted or excluded from the gross amount invoiced or subsequently recovered as a credit or refund, for sales of a Product or BIIB062 Product (as applicable);

(vii)credits for allowances given or made for wastage replacement for a Product or BIIB062 Product (as applicable); and

(viii) wholesaler and distributor administration fees applicable to a Product or BIIB062 Product (as applicable).

In any event, all of the foregoing deductions shall be taken in accordance with United States Generally Accepted Accounting Principles applied consistently to all products sold by a Party (including the Product or BIIB062 Product (as applicable) with respect to which royalties shall be payable under this Agreement).  For clarity, deductions taken shall be applied to all products (including the Product or BIIB062 Product (as applicable) with respect to which royalties shall be payable under this Agreement) of a Party such that any of the deductions shall not disproportionately burden the Product or BIIB062 Product (as applicable) with respect to which Net Sales are calculated.  In any event, deductions shall be taken only once with respect to the foregoing items subject to deduction regardless of whether such deduction may be included in more than one deductible category (i.e., no double dipping).

If a sale, transfer or other disposition with respect to a Product or BIIB062 Product (as applicable) is made for consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition shall be the arm’s length fair market value thereof.  For purposes of this Agreement, “sale” shall mean any transfer or other distribution or disposition, but shall not include transfers or other distributions or dispositions of product, at no charge, for pre-clinical, clinical or regulatory purposes or in connection with patient assistance programs or other charitable purposes or to physicians or hospitals for promotional purposes.

In the event that a Product or BIIB062 Product (as applicable) is sold in the form of a Combination Product, Net Sales for the Combination Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the fraction A/A+B where A is the average sale price of products containing BIIB062, the Target Selective Compound, or Other Compound as is contained in such Combination Product as the sole active drug substance when sold separately in finished form (an “Agreement Product”), and B is the average sales price of products containing only the other active ingredients when sold separately in finished form, in each case during the applicable royalty payment period in the country in which the sale of the Combination Product was made, or if sales of both types of products did not occur in such period, then in the most recent royalty payment period in which sales of both occurred.  Where the Agreement Product is sold separately in finished form but the other ingredients are not, Net Sales for the Combination Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the ratio of the average per-unit sale price of the Agreement Product when sold separately in finished form to the average per-unit Net Sales of the Combination Product, in each case during the applicable royalty payment period in the country in which the sale of the Combination Product was made.  Where the other active

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

ingredients are sold separately in finished form but the Agreement Product is not, Net Sales for the Combination Product shall be determined by multiplying actual Net Sales of the Combination Product (determined by reference to the definition of Net Sales set forth above) during the royalty payment period by the difference obtained by subtracting from one (1) the ratio of the average per-unit sale price of products containing only the other active ingredient when sold separately in finished form to the average per-unit Net Sales of the Combination Product, in each case during the applicable royalty reporting period in the country in which the sale of the Combination Product was made.  In the event that such average sales price cannot be determined for either of the Agreement Product or for products containing only the other active ingredient included in the Combination Product, Net Sales for purposes of determining payments under this Agreement shall be determined by good faith negotiations between the Parties.

1.48.“Non-Kinase Other Biogen Idec Product” shall mean an Other Biogen Idec Product that does not contain any Other Compounds that are directed at a Kinase.

1.49.“OCA Research Plan” shall mean the plan of research agreed upon and executed by the Parties pursuant to the OCA.

1.50.“OCA Research Program” shall mean the activities undertaken by the Parties pursuant to the OCA and the OCA Research Plan, during the OCA Research Term

1.51.“OCA Research Term” shall mean the period commencing on August 25, 2004, and ending June 30, 2008.

1.52.“Oncology Field” shall mean the treatment, prevention and/or diagnosis of oncologic and malignant hematologic conditions in humans, including myelodysplastic syndrome and other myeloproliferative disorders.

1.53.“Other Biogen Idec Product” shall mean a pharmaceutical preparation for sale by prescription, over-the-counter, or any other method for all uses in humans and/or animals, in which Biogen Idec or its Affiliates incorporates one or more Other Compound(s) as an active ingredient, and does not incorporate any Target Selective Compounds as an active ingredient.  It is understood that Other Biogen Idec Products containing different active ingredient(s) (i.e. a different active ingredient or an additional active ingredient) or a different formulation shall be deemed different “Other Biogen Idec Products”.

1.54.“Other Compound” shall mean a Collaboration Compound that is not Target Selective against the Collaboration Target or any Target designated pursuant to the OCA as a “Collaboration Target” as defined therein.

1.55.“PDK” shall mean the human Phosphoinositide-dependent kinase-1 protein.

1.56.“Phase I” shall mean human clinical trials, the principal purpose of which is the preliminary evaluation of safety in healthy individuals as more fully defined  in 21 C.F.R. §312.21(a) or similar clinical study in a country other than the United States.  An initial study in patients where the primary purpose is the preliminary evaluation of safety will be considered a Phase I study.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

1.57.“Phase II” shall mean human clinical trials conducted on a limited number of patients for the primary purpose of evaluation of both clinical efficacy and safety, and/or to obtain a preliminary evaluation of the dosage regimen, as more fully defined in 21 C.F.R. §312.21(b).

1.58.“Phase III” shall mean human clinical trials, the principal purpose of which is to establish substantial evidence of both safety and efficacy in patients with the disease or condition being studied, as more fully defined in 21 C.F.R. §312.21(c) or similar clinical study in a country other than the United States.  Phase III shall also include any other human clinical trial intended to serve as a pivotal trial to support the submission of an application for regulatory approval.

1.59.“Product” shall mean a pharmaceutical preparation for sale by prescription, over-the-counter, or any other method for all uses in humans and/or animals, which incorporates one or more Target Selective Compound, or any salt, ester, stereoisomer or polymorph thereof, as an active drug substance.  It is understood that Products containing different active ingredient(s) (i.e. a different active ingredient or an additional active ingredient) or a different formulation shall be deemed different “Products”.  For the sake of clarity, “Product” shall not include any BIIB062 Product.

1.60.“Prosecution”, “Prosecuting”, and “Prosecute” shall mean the preparation, filing, prosecution and maintenance of any patent applications and patents, including, without limitation, any and all divisionals, continuations in part, extensions, interferences, re-examinations, reissues, oppositions, post-grant proceedings and the like.

1.61.“Raf” shall mean the human Raf protein kinase together with the Raf protein family members { * }.

1.62.“Regulatory Approval” shall mean approval of the health regulatory agency in a country (FDA in the U.S. and comparable authority outside the U.S.) necessary for the marketing and sale of a product in the applicable country.  As used herein, “Regulatory Approval” shall not include pricing or reimbursement approval.

1.63.“Sublicensee” shall mean a Third Party expressly licensed by a Party to make, use, import, offer for sale or sell Product, Sunesis Product, BIIB062 Product, BIIB062 Reverted Product or Other Biogen Idec Product, as applicable.  The term “Sublicensee” shall not include distributors (i.e. a Third Party who purchases product from a Party for resale).

1.64.“Sunesis Collaboration Know-How” shall mean any Know-How: (i) made or developed solely by or under authority of personnel of Sunesis or any of its Controlled Affiliates in the course of performing activities directed to the Collaboration Target pursuant to the OCA under the OCA Research Program during the OCA Research Term; or (ii) made or developed solely by or under authority of personnel of Sunesis or any of its Controlled Affiliates after August 25, 2004, but prior to June 30, 2011 in the course of activities specifically related to the discovery, research, or development of Collaboration Derivatives.  Notwithstanding the foregoing, Sunesis Collaboration Know-How shall in all cases exclude Sunesis Core Technology, Joint Collaboration Know-How and Excluded Compounds.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

1.65.“Sunesis Collaboration Patents” shall mean all patents, patent applications and invention disclosures the subject of which is an invention that is: (i) conceived in the course of performing activities directed to the Collaboration Target pursuant to the OCA under the OCA Research Program during the OCA Research Term and is reduced to practice prior to the  ARCA Effective Date solely by or under authority of personnel of Sunesis or any of its Controlled Affiliates; or (ii) conceived and reduced to practice solely by or under authority of personnel of Sunesis or any of its Controlled Affiliates after August 25, 2004, but prior to June 30, 2011 in the course of activities directed to the discovery, research, or development of Collaboration Derivatives.  It is to be understood that Sunesis Collaboration Patents shall include any divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the patent applications or patents in (i) or (ii) above, and any substitutions, confirmations, registrations, revalidations or foreign counterparts of any of the foregoing.  Notwithstanding the foregoing, Sunesis Collaboration Patents shall in all cases exclude Sunesis Core Technology and Joint Collaboration Patents.

1.66.“Sunesis Collaboration Technology” shall mean all Sunesis Collaboration Patents and Sunesis Collaboration Know-How.

1.67.“Sunesis Core Technology” shall mean all patents, patent applications, and invention disclosures (all as listed on Exhibit 1.67) and all information, materials and other subject matter, and improvements thereof, relating to (i) mutants or the use thereof in screening, (ii) the use of novel protein engineering techniques and their application in drug discovery, (iii) target-directed fragment discovery and maturation to produce drug leads, including monophores, extenders and fragments and monophore, extender and fragment libraries for such purposes, or (iv) covalent tethering and techniques related thereto (e.g. NMR, X-ray, mass spec. AUC, Biacore) and its use to discover fragments and test binding hypotheses of fragments and leads: (a) controlled by Sunesis and/or its Controlled Affiliates prior to June 30, 2008; or (b) made by Biogen Idec in the course of activities directed to the discovery, research, or development of Collaboration Compounds; provided, in the case of (b) that such item was made using or derived from Sunesis Core Technology.  Sunesis Core Technology shall also include any divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions or other governmental actions which extend any of the patent applications or patents in (a) or (b) above, and any substitutions, confirmations, registrations, revalidations or foreign counterparts of any of the foregoing.

1.68.“Sunesis Product” shall mean a pharmaceutical preparation for sale by prescription, over-the-counter or any other method for all uses in humans and/or animals, in which Sunesis or its Affiliates incorporates an Other Compound as an active ingredient.

1.69.“Synthesize,” “Synthesis” or “Synthesized” shall mean, with respect to a chemical composition, the act of (i) first physical synthesis of such chemical composition, or (ii) if such composition had previously been first actually synthesized, first physically establishing, in a relevant assay, that such composition is Target Selective against a specific Target.  For avoidance of doubt Synthesize shall not include chemical compositions synthesized in vivo.

1.70.“Synthesized Compound” shall mean any Active Compound that was actually Synthesized by either Party alone or by both Parties jointly in the course of performing the OCA

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

during the OCA Research Term, but specifically in the course of activities directed to the Collaboration Target in the performance of the Research Program (as defined therein) in accordance with the then-current OCA Research Plan.  For avoidance of doubt, “Synthesized Compounds” shall not include Excluded Compounds.

1.71.“Target” shall mean, except as described in Section 1.3 and 1.14 above, a single human protein, but shall exclude Raf and PDK.

1.72.“Target Selective” shall mean, when used to describe a chemical compound with respect to a specified Target, that such compound exhibits { * } or (ii) { * }.  Such Cell-based and enzyme assays, shall be as set forth on Exhibit 1.72, except in such event that Sunesis gives Biogen Idec notice within { * } ({ * }) days of the ARCA Effective Date that it rejects these assays whereupon the Parties shall confer and agree in writing upon alternate assays as soon as is practicable thereafter, which assays shall be attached as Exhibit 1.41 and shall be the enzyme and cell-based assays for purposes of this Section 1.72 (the “BTK Assays”).

1.73.“Target Selective Compound” shall mean any Collaboration Compound that is Target Selective against the Collaboration Target.

1.74.“Third Party” shall mean any person or entity other than Sunesis and Biogen Idec, and their respective Affiliates.

1.75.“Valid Claim” shall mean { * }.

1.76.Additional Terms.  In addition to the foregoing, the following terms shall have the meaning defined in the corresponding Section below:

Definition	Section Defined	Definition	Section Defined
ARCA Effective Date	Recitals	Joint Steering Committee	5.1
Agreement Product	1.47	Joint Sub-Committee	5.2
BIIB062 Exclusive License	6.4.1	Liabilities	13.1
BIIB062 Reverted Product	3.5.2	Milestone Compound	7.4.1
Biogen Idec Competitor	3.2.4(c)	Milestone Target	7.4.1
BTK Assays	1.72	Notice Period	3.2.1
Change in Control	3.2.4(b)	OCA Effective Date	Recitals
Co‑Development Plan and Budget	3.2.2	Other Biogen Idec Technology	6.2.4
Co‑Funded Product	3.2.1	Other Sunesis Technology	6.4.4
Co-Funding Percentage	3.2.3	Phase I Date	14.6
Controlling Party	10.3.5	Phase II Drug Collaboration	2.7.1
Cooperating Party	10.3.5	Phase II Notice	3.2.1
Co-Promoted Product	4.2	post Phase I Development Costs	3.2.4(d)
Co-Promotion Option	4.2	Product Team	3.3
Election Notice	3.2.1	Projected Start Date	3.2.1
Election Percentage	4.2.1	Reverted Product	3.5.1
Indemnitee	13.3	Royalty Products	7.5.1

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

Definition	Section Defined	Definition	Section Defined
Indemnitor	13.3	Sales and Marketing Plan	5.5.2
Indication	7.4.3(b)	Subject Infringement	10.3.1
Initial Development Plan	3.2.1	Term	14.1
Initial Territory	3.2	Terminated Compound	Ex. 3.5.1
Infringement Action	10.3.5
JCC	5.5.1
JDC	5.4.1

ARTICLE 2
TARGET DESIGNATION

2.1.[Reserved].

2.2.[Reserved].

2.3.[Reserved].

2.4.[Reserved].

2.5.[Reserved].

2.6.Designation of Development Candidates.  Biogen Idec shall have complete discretion during the Term as to the designation of any Target Selective Compound within the Field as a Development Candidate by providing written notice to Sunesis of such designation.  Notwithstanding the foregoing, it is understood and agreed that if Biogen Idec undertakes GLP toxicity studies or GMP manufacturing with respect to a particular Target Selective Compound, such Target Selective Compound shall be deemed designated by Biogen Idec as a Development Candidate for the purposes of Sections 3.3 and 7.3.

2.7.Phase II Drug Collaborations; Excluded Compound Programs.

2.7.1.Phase II Drug Collaborations.  Subject to the licenses granted under Article 6, notwithstanding Section 6.6 and subject to the provisions of this Section 2.7: Sunesis shall not be prohibited from collaborating with a Third Party on the development and commercialization of chemical compounds in-licensed from or controlled by such Third Party against the Collaboration Target; provided that (x) Sunesis has not exercised its Co-Funding Option with respect to the Collaboration Target, and (y) that such compounds are in Phase II clinical trials or later stage of development or commercialization at the time of initiation of such collaboration (each, a “Phase II Drug Collaboration”).  As of the Effective Date, except for those compounds listed on Exhibit 2.7.1, Sunesis is not a party to a Phase II Drug Collaboration. Sunesis shall notify Biogen Idec in writing upon entering into a Phase II Drug Collaboration.  Nothing in this paragraph is intended as the grant of a license by either Party to the other Party.

2.7.2.Excluded Compound Programs.  Subject to the licenses granted under Article 6, in addition to the foregoing, neither Party shall be prohibited from researching, developing or commercializing Excluded Compounds, with the proviso that Sunesis shall be

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

subject to the provisions of Section 6.6 below.  Nothing in this paragraph is intended as the grant of a license by either Party to the other Party.

2.8.[Reserved].

ARTICLE 3
PRODUCT DEVELOPMENT

3.1.Development by Biogen Idec.  Following the selection of each Development Candidate in accordance with Section 2.6 above, Biogen Idec shall be responsible for undertaking a development program aimed at ultimately seeking Regulatory Approval for any Products incorporating such Development Candidate.

3.2.Co-Funding Option.  Sunesis shall have the right, on a Product-by-Product basis, to elect to fund a portion of post Phase I Development Costs of Products specifically directed to  the Collaboration Target in all countries worldwide other than Japan (the “Initial Territory”).  In the event that Sunesis elects to exercise its Co-Funding Option with respect to the Initial Territory for a particular Product pursuant to the preceding sentence, then Sunesis shall have the right to elect to fund a portion of post Phase I Development Costs of such Product in Japan, all in accordance with this Section 3.2.

3.2.1.Election.  For so long as Sunesis continues to have a Co-Funding Option, Biogen Idec shall notify Sunesis { * } for each Product in each of the applicable territories described above in Section 3.2 where the primary endpoint of such trial involves a preliminary determination of efficacy.  Such notice shall include the date { * }.  Sunesis may elect, by so notifying Biogen Idec in writing { * } (the “Notice Period”), to participate in the further development of such Product in the applicable territory, as described in this Section 3.2 (such notice, the “Election Notice”).  { * } until the end of the Notice Period, Biogen Idec shall cooperate fully with Sunesis, and shall promptly provide Sunesis with access to such material information, to the extent such information is not included in the Initial Development Plan or otherwise has not been communicated previously to Sunesis, as Sunesis may reasonably request to enable Sunesis to make an informed decision whether to exercise its Co-Funding Option under this Section 3.2 with respect to such Product.  Such cooperation shall include, without limitation, consulting with Sunesis in good faith regarding the Initial Development Plan, and the financial, scientific and regulatory assumptions reflected therein.  In the event Sunesis exercises its Co-Funding Option with respect to a particular Product (such Product, a “Co-Funded Product”), the provisions of Sections 3.2.2 through 3.2.4 below shall apply with respect to such Co-Funded Product in the Co-Funded Territory.  The “Co-Funded Territory” shall consist of the Initial Territory for each Co-Funded Product, and in the event Sunesis elects to exercise its Co-Funding Option for Japan with respect to a particular Co-Funded Product, the Co-Funded Territory shall mean all territories worldwide for such Co-Funded Product.

3.2.2.JDC.  For each Co-Funded Product, the Parties shall establish and maintain a JDC in accordance with Section 5.4 below, which shall be responsible for establishing the plan and budget for the development of each Development Candidate (each, a “Co-Development Plan and Budget”) and overseeing the implementation of such plan.  Such Co-Development Plan and Budget shall be comprehensive and shall fully describe at least the

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

proposed activities related to ongoing preclinical studies, formulation, process development, clinical studies and regulatory plans, and other activities and timelines directed to obtaining the initial and subsequent Regulatory Approvals in each applicable country.  Unless otherwise specified in a Co-Development Plan and Budget amounts reflected for a full year shall be deemed budgeted in equal amounts for each calendar quarter of such year.

3.2.3.Co-Funding Obligation.  In the event Sunesis exercises its Co-Funding Option with respect to a Product, Sunesis shall be obligated to reimburse Biogen Idec for a percentage (the “Co-Funding Percentage”) of post Phase I Development Costs for such Product, subject to the provisions of this Section 3.2.  It is understood and agreed that the Co-Funding Percentage shall initially be { * } percent ({ * }%) for each Co-Funded Product. In addition the following shall apply:

(a)The Co-Development Plan and Budget will be updated on a quarterly basis.  Promptly following the final Biogen Idec Board of Directors meeting each calendar year during the development activities for a particular Co-Funded Product or such other date as is mutually agreed by the Parties, the JDC shall update and amend the Co-Development Plan and Budget for such Co-Funded Product for the subsequent year.  Biogen Idec shall provide Sunesis with reasonable opportunity to provide input into each Co-Development Plan and Budget, and , subject to Article 5, Biogen Idec shall reasonably consider Sunesis’ comments in establishing and updating each Co-Development Plan and Budget.

(b)Within thirty (30) days after the end of each calendar quarter, Biogen Idec shall provide to Sunesis a statement reflecting the total post Phase I Development Costs incurred by Biogen Idec in accordance with the then-current Co-Development Plan and Budget during such calendar quarter with respect to each Co-Funded Product.  Within thirty (30) days after Sunesis’ receipt of such statement, Sunesis shall reimburse Biogen Idec for the applicable Co-Funding Percentage of the post Phase I Development Costs incurred by Biogen Idec during such calendar quarter for such Co-Funded Product.

(c)Upon ninety (90) days written notice to Biogen Idec, Sunesis may terminate its Co-Funding Option for a particular Co-Funded Product.  In such event, Sunesis’ funding obligation under this Section 3.2.3 above shall apply only with respect to post Phase I Development Costs for activities conducted with respect to such Co-Funded Product prior to the  effective date of such termination.  Should Sunesis terminate its Co-Funding Option under this Section 3.2 with respect to a particular Co-Funded Product, (i) any royalties payable to Sunesis on such Co-Funded Product shall be paid in accordance with Section 7.5.1, subject to Section 7.5.2(b), and (ii) Sunesis shall relinquish its right to participate in the JDC pursuant to Section 5.4 and any right to its Co Promotion Option under Section 4.2 for such Co-Funded Product.

(d)Upon written notice to Biogen Idec at least ninety (90) days prior to the end of a budget year, Sunesis may elect to { * }, by so notifying Biogen Idec in writing, referencing this Section 3.2.3(d) and specifying { * }.  In such event, Sunesis shall receive a { * } in accordance with the schedule set forth in Section 7.5.2(c) below { * }.  Upon such election, Sunesis’ previous Co-Funding Percentage under this Section 3.2.3 shall apply only with respect to post Phase I Development Costs for activities conducted with respect to such Co-Funded Product { * } with respect to such Co-Funded Product.  Sunesis may { * } provided that (i)

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

Sunesis shall not be permitted { * } its Co-Funding Percentage for such Co-Funded Product, and (ii) Sunesis may { * }.  As used herein, “budget year” shall mean a calendar year, provided that Biogen Idec shall have the right to change the budget year to coincide with Biogen Idec’s annual budget cycle, provided that Biogen Idec provide Sunesis with at least one hundred twenty (120) days’ notice of such change.

(e)Notwithstanding the foregoing, in the event that Sunesis experiences a Change in Control, then Sunesis’ Co-Promotion rights under Section 4.2 and the right to participate in the JDC under Section 5.4 and any Product Teams under Section 3.3 shall terminate.  In addition:

(i)With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option prior to such Change of Control, Sunesis’ rights and obligations under this Section 3.2.3 shall continue, provided that Biogen Idec shall no longer be obligated to provide the detailed plans required of a Co-Development Plan and Budget to Sunesis (or its successor entity), but shall provide Sunesis (or its successor entity) with annual budgets of post Phase I Development Costs for such Co-Funded Product.

(ii)Sunesis’ Co-Funding Option with respect to future Products shall continue as well (i.e. with respect to Products that are not Co-Funded Products as of the date of such Change of Control), provided that Biogen Idec shall no longer be obligated to provide for each Product the detailed plans and clinical data required of an Initial Development Plan and Phase II Notice.  Biogen Idec shall, however, provide Sunesis (or its successor entity) with annual budgets of post Phase I Development Costs for such Co-Funded Product in accordance with the timetable for a Phase II Notice set forth in Section 3.2.1, and shall provide reasonable cooperation to Sunesis (or its successor entity) in evaluating such Product and the post Phase I Development Costs related thereto, including consulting with Sunesis (or its successor entity) in good faith regarding such annual budgets and the financial, scientific and regulatory assumptions reflected therein.

3.2.4.Certain Terms.  As used in this Section 3.2, the following terms shall have the meanings set forth below:

(a)[Reserved].

(b)“Change in Control” shall mean { * }.

(c)“Biogen Idec Competitor” shall mean { * }.

(d)“post Phase I Development Costs” shall mean, with respect to a particular Co-Funded Product, the Development Costs incurred by the Parties or their Affiliates after completion of Phase I trials for such Co-Funded Product in the Co-Funded Territory for such Co-Funded Product.  For the avoidance of doubt, (i) post Phase I Development Costs shall not include any Development Costs incurred by the Parties or their Affiliates for any subsequent Phase I trials, and (ii) Development Costs relating to activities directed at obtaining Regulatory Approval in Japan for a Co-Funded Product shall not be considered post Phase I Development Costs to the extent such Development Costs are incurred (A) prior to completion of the Phase I trials for such Co-Funded Product in Japan, or (B) if no Phase I trials are necessary or performed

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

for such Co-Funded Product in Japan, then prior to initiation of any clinical trial other than a Phase I trial.

3.3.Product Team.  Upon Sunesis’ exercise of the Co-Funding Option, the Parties shall form a product team with respect to each Co-Funded Product that shall report to the JDC, comprised of Biogen Idec and Sunesis personnel that will implement the further development and regulatory affairs with respect to that Co-Funded Product (each a “Product Team”) in accordance with the Co-Development Plan and Budget.  It is understood that both Biogen Idec and Sunesis shall have the opportunity for meaningful participation in the activities of the Product Team commensurate with their respective levels of funding participation.  Sunesis shall be notified at least two weeks in advance of the date of each Product Team meeting and shall have the opportunity to have its representatives attend such meeting.  Biogen Idec shall provide such Sunesis representatives with all information distributed to Biogen Idec members of the Product Team, and such other material information as Sunesis may reasonably request from time to time.

3.4.Regulatory Matters.  Subject to Section 3.5.1, Biogen Idec shall file and be the owner of all regulatory filings for Target Selective Compounds and/or Products (including Co-Funded Products) developed pursuant to this Agreement, including all NDAs and Regulatory Approvals, unless otherwise agreed by the Parties.  Subject to Section 3.5.2, Sunesis shall file and be the owner of all regulatory filings for BIIB062 and BIIB062 Products developed pursuant to this Agreement, including all NDAs and Regulatory Approvals, unless otherwise agreed by the Parties.

3.5.Product Reversion.

3.5.1.In the event that Biogen Idec fails to use Commercially Reasonable and Diligent Efforts to develop and commercialize a Co-Funded Product pursuant to Article 9 or in the event that Sunesis terminates this Agreement pursuant to Section 14.2 for Biogen Idec’s breach, pursuant to Section 14.3 for Biogen Idec’s bankruptcy or in the event that Biogen Idec terminates this Agreement pursuant to Section 14.4 for convenience, Sunesis shall have the right to assume the development and commercialization of such Co-Funded Product, subject to the terms and conditions of this Section 3.5.1, upon notice to Biogen Idec.  Upon effective date of such notice from Sunesis, such Co-Funded Product shall be designated a “Reverted Product”, the terms set forth in Section 1 of Exhibit 3.5.1 attached hereto shall thereafter apply, and Sunesis shall pay royalties to Biogen Idec as provided under 7.6.2 on Net Sales of such Reverted Product by Sunesis.

3.5.2.In the event that (i) Sunesis fails to use Commercially Reasonable and Diligent Efforts to develop and commercialize a BIIB062 Product pursuant to the terms of this Agreement, and Biogen Idec provides Sunesis with written notice of such failure, (ii) Biogen Idec terminates this Agreement for Sunesis’ breach or bankruptcy pursuant to Section 14.2 or 14.3, respectively, (iii)  Biogen Idec terminates the BIIB062 Terms for failure to initiate a Phase I clinical trial pursuant to Section 14.6 or (iv) Sunesis terminates the BIIB062 Terms for convenience pursuant to Section 14.5, Biogen Idec shall, in each case, assume responsibility for the development and commercialization of BIIB062 and BIIB062 Product, subject to the terms and conditions of this Agreement.  Upon the effective date of such notice from Biogen Idec or

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

the effective date of any such termination, as the case may be, such BIIB062 Product shall be designated a “BIIB062 Reverted Product”, the BIIB062 Exclusive License shall terminate, and the terms set forth in Exhibit 3.5.2 attached hereto shall thereafter apply.

3.6.BIIB062 Inventory.  Biogen Idec shall deliver to Sunesis all BIIB062 inventory in its possession as of the Effective Date, including intermediates and raw materials, pursuant to written instructions prepared by Sunesis as to location and method of delivery and received by Biogen Idec not more than forty-five (45) days following the Effective Date. For so long as no BIIB062 Product is designated a BIIB062 Reverted Product pursuant to Section 3.5.2 above, Sunesis shall, at no cost to Biogen Idec, provide to Biogen Idec such amounts of BIIB062 as Biogen Idec shall reasonably request to conduct its internal research and development activities under Section 6.4.2.  The Parties further agree that, with respect to all transfers of BIIB062 inventory under this Section 3.6, the receiving Party shall be responsible for all shipping and delivery related costs and title to such inventory shall pass to the receiving Party upon placement by the other Party of such inventory with the carrier selected by the receiving Party. The Parties further agree that all such inventory shall be provided on an as-is, where-is basis, without any express or implied warranty of any kind.

ARTICLE 4
PRODUCT COMMERCIALIZATION

4.1.Commercialization Rights.  Subject to the provisions of Section 4.2, Biogen Idec shall be responsible for the establishment and implementation of the strategy, plans and budgets for marketing and promotion of the Products.

4.2.Co-Promotion Option.  Sunesis will have an option (the “Co-Promotion Option”) to co-promote each Co-Funded Product in the Co-Funding Territory, according to the terms and conditions set forth in this Section 4.2.  This Co-Promotion Option may be exercised at Sunesis’ discretion on a Product-by-Product and country-by-country basis for any Co-Funded Product, by so notifying Biogen Idec in writing within { * } for such Co-Funded Product in such country (each such Co-Funded Product for which Sunesis exercises the Co-Promotion Option being referred to as a “Co-Promoted Product”).  { * } Biogen Idec shall provide to Sunesis with a good faith estimate of the number of field force personnel to be deployed for such Co-Funded Product in the applicable territory for { * } together with a then-current Sales and Marketing Plan for such Co-Funded Product.  The estimate of the number of field force personnel to be deployed shall be prepared by the JCC, and shall take into consideration the then-current marketing and promotion practices in the relevant markets and the number and nature of other products, if any, including the detail position, if applicable, that such field force personnel will be selling.  In situations where field force personnel will be selling multiple products, the JCC shall make a good faith allocation of the field force personnel’s time to be spent on each product.  As used in this Section 4.2, “co-promote” or “co-promotion” shall mean to promote jointly or joint promotion of a Product through Biogen Idec’s and Sunesis’ respective sales forces under the same brand name, with Biogen Idec booking all sales of such Co-Promoted Product.

4.2.1.Scope and Coordination of Co-Promotion.  Upon exercise of its Co-Promotion Option with respect to a Co-Promoted Product, Sunesis shall have the right to field up to { * } (the “Election Percentage”) of the field force, as such field force is determined in good

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

faith by the JCC, with respect to the Co-Promoted Product in the applicable territory.  The JCC shall be responsible for coordinating the co-promotion activities under this Section 4.2, and shall develop the strategies and programs to optimally carry out marketing and promotional activities, including but not limited to, the assignment of sales force responsibilities in accordance with the Sales and Marketing Plan.  It is understood that Sunesis may use one or more contract service organizations for its activities under this Section 4.2, provided that with respect to each Co-Promoted Product, Sunesis { * } for such Co-Promoted Product. Sunesis field sales force representatives will be employed by Sunesis and Sunesis shall be responsible for all the payment of all such representatives’ salary, out-of pocket expenses (other than for promotional materials), bonus (Sunesis shall adopt substantially similar bonus plans/systems as Biogen Idec to reward sales) and benefits, pension, insurance, social security and any other related obligations.  Sunesis shall within thirty (30) days of the end of each calendar quarter send a written report to Biogen Idec setting out for each applicable territory and each Co-Promoted Product, the number of field sales force representatives performing co-promotion activities hereunder, and the number and nature of other products, if any, that such field force personnel promoted during such calendar quarter.  In the event that { * } that are allocated to Sunesis in the applicable Sales and Marketing Plan, Biogen Idec may terminate Sunesis’ right to co-promote such Co-Promoted Product in such country upon written notice to Sunesis.

4.2.2.Co-Promotion Obligations.  Sunesis shall employ a professional and trained sales force to co-promote the Co-Promoted Product, and such sales force shall meet standards of competence and professionalism as are common in the pharmaceutical industry.  In all events, Sunesis’ co-promotion shall be conducted as directed by the JCC and in accordance with the then current Sales and Marketing Plan and in accordance with all applicable laws.  Biogen Idec shall provide to Sunesis sales personnel at Biogen Idec’s expense any Co-Promoted Product-specific training and promotional materials (including samples), and shall permit Sunesis sales personnel to attend and participate in any Co-Promoted Product-specific seminars and sales training programs at no charge to Sunesis, in each case as reasonably necessary to effectively promote the particular Co-Promoted Product consistent with the Sales and Marketing Plan.

4.2.3.Reimbursement.  For the performance of the obligations of Sunesis under this Section 4.2, Biogen Idec shall reimburse Sunesis as described herein.  { * }  In the event that Sunesis sales representatives promote any other products other than such Co-Promoted Product, then Biogen Idec shall only reimburse for the pro rata share of the cost of such Sunesis sales representatives.

4.2.4.Right to Terminate Co-Promotion.  Sunesis shall have the right, on a territory by territory basis, to terminate its co-promotion of any Co-Promoted Product, and its obligations under this Section 4.2 with respect to such Co-Promoted Product, on a Co-Promoted Product-by-Co-Promoted Product basis, upon one hundred eighty (180) days prior notice to Biogen Idec.  Upon termination of co-promotion under this Section 4.2.4, Sunesis shall have no right to reimbursement by Biogen Idec under Section 4.2.3 for services provided after the effective date of such termination.

4.3.Amendment of Sales and Marketing Plan.  Promptly upon exercise of Sunesis’ Co-Promotion Option hereunder, the JCC shall meet to revise the Sales and Marketing Plan to

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

reflect the sales activities to be undertaken by Sunesis, including without limitation the formulation of a mechanism to establish and adjust cost allocation, and the definition of a relevant field sales force promotional activity metric for purposes of allocating the activities of sales representatives.

4.4.Sunesis Logo.  The name and logo of Sunesis shall appear, with reasonable size and prominence, on all packaging, package inserts, (and to the extent permitted) labeling, marketing and sales materials and advertisements for all Co-Promoted Products in the applicable territory.

4.5.Sunesis Insurance.  In the event that Sunesis exercises its Co-Promotion Option, Sunesis shall procure and continue to maintain, at its own cost, the following insurance coverage: Commercial General Liability, including coverage for products and completed operations (maintained for a period of at least five (5) years after expiration or termination of this Agreement) and contractual liability (including coverage for advertising and personal injury).  The JCC shall set commercially reasonable and appropriate minimum terms and conditions for such insurance coverage, consistent with then-current pharmaceutical industry practice for commercialization efforts of similar scope to the co-promotion activities undertaken hereunder.  Sunesis shall provide Biogen Idec with a certificate of insurance reflecting such coverage.

4.6.Commercialization of BIIB062 Product.  Subject to the terms of this Agreement, Sunesis shall be solely responsible for the commercialization of BIIB062 Products.

ARTICLE 5
MANAGEMENT

5.1.Joint Steering Committee.  The Parties have established a joint steering committee (“Joint Steering Committee”) to provide oversight and management of the activities undertaken under this Agreement that do not relate to BIIB062 (and BIIB062 shall not be subject to the Joint Steering Committee in any event). The Joint Steering Committee shall be composed of two (2) representatives of each Party who shall be appointed (and may be replaced at any time) by such Party on prior written notice to the other Party in accordance with this Agreement.  At least one (1) representative of a Party on the Joint Steering Committee shall be a vice-president or more senior officer of such Party, and the representatives shall have relevant experience and expertise in research, development and commercialization of biopharmaceuticals.

5.1.1.Responsibilities.  The Joint Steering Committee shall be responsible for (i)  reviewing the efforts of the JDC in the conduct of ongoing development activities and regulatory affairs with respect to Co-Funded Products under Article 3, and resolving disputes as to matters to be decided by the JDC under this Agreement; (ii) reviewing the efforts of the JCC in the conduct of promotional activities of the Parties with respect to Co-Promoted Products under Article 4, and resolving disputes as to matters to be decided by the JCC under this Agreement and (iii) taking such other actions as are specifically allocated to the Joint Steering Committee under this Agreement.

5.1.2.Meetings. The Joint Steering Committee shall meet quarterly, or at such frequency as agreed by the respective committee members.  Meetings of the Joint Steering

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

Committee shall be at such locations as the Parties agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile and/or video conference.  With the consent of the Parties, other representatives of Sunesis or Biogen Idec may attend the Joint Steering Committee meetings as nonvoting observers.

5.1.3.Decisions.  Any approval, determination or other action of the Joint Steering Committee shall require agreement of the members of the Joint Steering Committee, with each Party having one (1) vote.  Action that may be taken at a meeting of the Joint Steering Committee also may be taken without a meeting if a written consent setting forth the action so taken is signed by all members of the Joint Steering Committee.

5.1.4.Disputes.  In the event the Joint Steering Committee is unable to reach consensus on a particular matter within its jurisdiction or that of the JDC or JCC (other than as explicitly set forth in Section 15.2 below), the matter shall be referred to executives of the Parties in accordance with Section 15.1, and if such referral does not resolve such matter, then Biogen Idec shall have the right to cast a deciding vote on the JSC. Notwithstanding the foregoing, Biogen Idec shall not have the right to exercise such deciding vote in a manner that is not consistent with the other terms and conditions of this Agreement or that imposes a material obligation on Sunesis.  In the evaluation of a Diligence Summary pursuant to Section 1.23, any decision of the JSC shall be binding on the Parties, but in the event the JSC is unable achieve agreement with respect to such evaluation, then such dispute shall be resolved as set forth in Section 1.23.

5.2.Joint Sub-Committees.  The Parties shall form the JDC and JCC (each, a “Joint Sub-Committee”) in accordance with the terms set forth in Sections 5.2, 5.4 and 5.5.

5.2.1.Generally.  Each Joint Sub-Committee shall meet at such locations as the Parties agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile and/or video conference.  Each Party shall be responsible for all of its own expenses associated with attendance of such meetings, and either Party may replace its respective representatives to each Joint Sub-Committee at any time, with prior written notice to the other Party.  From time to time, each Joint Sub-Committee may establish further subcommittees to oversee particular projects or activities, and such further subcommittees will be constituted as such Joint Sub-Committee approves.

5.2.2.Decision Making.  Decisions of each Joint Sub-Committee shall be made by unanimous approval of the team leaders from each Party present in person or by other means (e.g., teleconference) at any meeting; provided that at least one member from each Party must be so present and voting.  In the event that unanimity is not achieved within a Joint Sub-Committee on a decision required to be made by such Joint Sub-Committee, the matter will be referred to the Joint Steering Committee, which in each case shall promptly meet and endeavor in good faith to resolve such matter in a timely manner.  In the event the Joint Steering Committee is unable to reach consensus on a particular matter, such matter shall be resolved in accordance with Section 5.1.4 above.

5.3.[Reserved].

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

5.4.Joint Development Committee.

5.4.1.Formation.  Promptly following notice from Sunesis that it is exercising its Co-Funding Option, the Parties shall establish a Joint Development Committee (“JDC”) with respect to the development of such Co-Funded Product(s).  The JDC will be composed of up to three (3) representatives of Biogen Idec (at Biogen Idec’s discretion) and at least one (1) representative of Sunesis who shall be appointed (and may be replaced at any time) by the respective Party on written notice to the other Party in accordance with this Agreement.  In the event that Sunesis undergoes a Change of Control (as that term is defined in Section 3.2.4(b) above), the JDC shall be dissolved in accordance with Section 3.2.3(e).

5.4.2.Responsibilities.  The responsibilities of the JDC shall consist of (i) overseeing the ongoing development of Co-Funded Product(s), (ii) establishing Co-Development Plans and Budgets for Co-Funded Products, (iii) monitoring and approving development activities under such Co-Development Plans and Budgets, (iv)  reviewing and approving regulatory correspondence, final study reports and submissions to Regulatory Authorities relating to Co-Funded Products, and (v) making such decisions as are expressly provided in Article 3.

5.4.3.Meetings and Information.  The JDC shall meet at least quarterly.  Biogen Idec shall notify Sunesis at least two weeks in advance of the date of each JDC meeting, and Sunesis shall have the opportunity to send the Sunesis representative to each such meeting.  Biogen Idec shall provide such Sunesis representative with schedules of all such meetings, as well as any other information distributed to Biogen Idec members of the JDC.

5.5.Joint Commercialization Committee.

5.5.1.Formation.  Upon request by either Party following the initiation of the first Phase III clinical study for a Co-Funded Product, the Parties shall establish a Joint Commercialization Committee (“JCC”) with respect to commercialization of such Co-Funded Product(s).  The JCC will be composed of up to three (3) representatives of Biogen Idec (at Biogen Idec’s discretion) and at least one (1) representative of Sunesis who shall be appointed (and may be replaced at any time) by the respective Party on written notice to the other Party in accordance with this Agreement.

5.5.2.Responsibilities.  The JCC shall have responsibility to monitor the conduct and progress of the commercialization strategy, plans, and budgets, including establishment of a plan and budget for the marketing, promotion, sale and distribution of such Co-Funded Product (each a “Sales and Marketing Plan”) and managing the promotional activities of the Parties with respect to Co-Promoted Products under Article 4 above.  JCC shall update the Sales and Marketing Plan periodically, and no less often than annually, and shall include therein detailed plans and budgets for the marketing, promotion, sale and distribution of each Co-Funded Product.

5.5.3.Meetings and Information.  The JCC shall meet at least quarterly.  Biogen Idec shall notify Sunesis at least two weeks in advance of the date of each JCC meeting, and Sunesis shall have the opportunity to send at least one Sunesis representative to each such

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

meeting, who shall be designated as a member of the JCC.  Biogen Idec shall provide such Sunesis representative with schedules of all such meetings, as well as any material information distributed to Biogen Idec members of the JCC.

ARTICLE 6
LICENSES

6.1.Research Licenses

6.1.1.Research Licenses to Biogen Idec.

(a)[Reserved].

(b)[Reserved].

(c)Sunesis Collaboration Technology for Collaboration Compounds.  Subject to the terms and conditions of this Agreement, Sunesis grants to Biogen Idec a worldwide, non-exclusive license under the Sunesis Collaboration Technology and Sunesis’ interest in the Joint Collaboration Technology, in each case with the right to grant sublicenses to the extent provided in Section 6.1.3, to make, discover, research and/or develop Collaboration Compounds, alone or as incorporated into Other Biogen Idec Products.

6.1.2.Research Licenses to Sunesis.

(a)[Reserved].

(b)Joint Collaboration Technology for Collaboration Compounds.  Subject to the terms and conditions of this Agreement, Biogen Idec grants to Sunesis a worldwide, non-exclusive license under Biogen Idec’s interest in the Joint Collaboration Technology, with the right to grant sublicenses to the extent provided in Section 6.1.3, to make, discover, research and/or develop Collaboration Compounds, alone or as incorporated into Sunesis Products.

6.1.3.Sublicensing of Research Licenses.  Subject to the terms and conditions of this Agreement, either Party shall have the right to grant sublicenses (but not to authorize the grant of further sublicenses) of the rights granted under Sections 6.1.1 and 6.1.2 above except as otherwise set forth therein, provided that such sublicense is granted (i) to a contract research organization (CRO) where the sublicensing Party retains all commercialization rights to compounds produced by the CRO, or (ii) for the purposes of a bona fide research collaboration with a Third Party where the sublicensing Party remains substantially involved in the performance of the research with such Third Party collaborator.

6.2.Commercialization Licenses.

6.2.1.License under the Sunesis and Joint Collaboration Technology to Target Selective Compounds.  Subject to the terms and conditions of this Agreement (including Section 6.1.2 above), Sunesis hereby grants to Biogen Idec a worldwide, exclusive license under the Sunesis Collaboration Technology and Sunesis’ interest in the Joint Collaboration Technology,

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

in each case with the right to grant and authorize sublicenses as provided in Section 6.5, to research, develop, make, have made, use, import, offer for sale, sell and otherwise exploit Target Selective Compounds for any purpose, without regard to the mechanism of action of such Target Selective Compound, alone or as incorporated into a Product.

6.2.2.License under the Sunesis Core Technology to Target Selective Compounds.  Subject to the terms and conditions of this Agreement, Sunesis hereby grants to Biogen Idec a worldwide, non-exclusive license under the Sunesis Core Technology to make, have made, use, import, offer for sale and sell Target Selective Compounds for any purpose, without regard to the mechanism of action of such Target Selective Compound, alone or as incorporated into a Product.  It is understood that the foregoing license to Sunesis Core Technology shall not include the right to practice Sunesis Core Technology to discover novel compositions.

6.2.3.License under the Licensed Pre-Existing Technology to Licensed Pre-Existing Compounds.  Subject to the terms and conditions of this Agreement, Sunesis hereby grants to Biogen Idec a worldwide, exclusive license under the Licensed Pre-Existing Technology, with the right to grant and authorize sublicenses as provided in Section 6.5, to research, develop, make, have made, use, import, offer for sale, sell and otherwise exploit Licensed Pre-Existing Compounds for any purpose, without regard to the mechanism of action of such Licensed Pre-Existing Compound, alone or as incorporated into a Product.

6.2.4.Reverted Products.  Subject to the terms and conditions of this Agreement (including Section 6.1.1 above), with respect to each Terminated Compound Biogen Idec hereby grants to Sunesis a worldwide, exclusive license under Biogen Idec’s interest in the Biogen Idec Collaboration Technology, Joint Collaboration Technology and other intellectual property rights in existence and owned or controlled by Biogen Idec as of the date such Collaboration Compound becomes a Terminated Compound (“Other Biogen Idec Technology”), with the right to grant and authorize sublicenses as provided in Section 6.5, to research, develop, make, have made, use, import, offer for sale, sell and otherwise exploit such Terminated Compound, alone or as incorporated into a Reverted Product.  It is understood and acknowledged that the licenses granted with respect to Biogen Idec Collaboration Technology and Other Biogen Idec Technology in this Section 6.2.4 extend solely to that technology that is being used on that Terminated Compound (or a Reverted Product incorporating such Terminated Compound) as of the date of such reversion to Sunesis, and solely to the extent necessary for Sunesis to continue development and commercialization of such Terminated Compound (or a Reverted Product incorporating such Terminated Compound) in the form in which such Terminated Compound or Reverted Product exist as of the date of such reversion to Sunesis.

6.3.Other Compounds.

6.3.1.License to Biogen Idec for Other Biogen Idec Products.

(a)Subject to the terms and conditions of this Agreement, Sunesis hereby grants to Biogen Idec a worldwide, non-exclusive license under the Sunesis Collaboration

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

Technology and Sunesis’ interest in the Joint Collaboration Technology, in each case with the right to grant and authorize sublicenses as provided in Section 6.5, to research, develop, make, have made, use, import, offer for sale, sell and otherwise exploit Other Compounds for any purpose, alone or as incorporated in Other Biogen Idec Products.

(b)[Reserved].

6.3.2.License to Sunesis for Sunesis Products.

(a)Subject to the terms and conditions of this Agreement, Biogen Idec hereby grants to Sunesis a worldwide, non-exclusive license under Biogen Idec’s interest in the Joint Collaboration Technology, in each case with the right to grant and authorize sublicenses as provided in Section 6.5, to research, develop, make, have made, use, import, offer for sale, sell and otherwise exploit Other Compounds for any purpose, alone or as incorporated in Sunesis Products.

(b)[Reserved].

(c)For the avoidance of doubt, it is understood and acknowledged that the licenses set forth in this Section 6.3.2 shall not extend to Biogen Idec Derivatives.

6.4.BIIB062 License.

6.4.1.Exclusive License to Sunesis. Subject to the terms and conditions of this Agreement, Biogen Idec hereby grants to Sunesis a worldwide, exclusive license under the BIIB062 Technology, with the right to grant and authorize sublicenses as provided in Section 6.5, to develop, make, have made, use, import, offer for sale, sell and otherwise exploit BIIB062 and BIIB062 Products in the Oncology Field (the “BIIB062 Exclusive License”).

6.4.2.Biogen Idec Retained Rights.  Notwithstanding the BIIB062 Exclusive License, Biogen Idec shall retain all of its right, title and interest in the BIIB062 Technology solely for its internal research and development purposes in all fields; provided, however, that during the Term of this Agreement, Biogen Idec shall not transfer or otherwise sublicense such BIIB062 Technology to any Person other than a Biogen Idec Affiliate or an academic or non-profit institution that is a collaborator or partner of Biogen Idec pursuant to a written agreement, without the prior written consent of Sunesis.

6.4.3.Other Indications.  Subject to Section 6.4.2, during the Term of this Agreement, neither Party, nor its respective Affiliates or Sublicensees, shall develop or commercialize BIIB062 for any and all indications outside of the Oncology Field.

6.4.4.BIIB062 Reverted Products License.  Effective upon Biogen Idec’s assumption of the development, manufacture and commercialization of BIIB062 and BIIB062 Product pursuant to Section 3.5.2 (the “BIIB062 Reversion Date”) Sunesis hereby grants to Biogen Idec a worldwide, exclusive license under Sunesis’ interest in the Sunesis Collaboration Technology, Joint Collaboration Technology and other intellectual property rights in existence and owned or controlled by Sunesis as of the BIIB062 Reversion Date (the “Other Sunesis Technology”), with the right to grant and authorize sublicenses as provided in Section 6.5, to

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

develop, make, have made, use, import, offer for sale, sell and otherwise exploit BIIB062 and BIIB062 Reverted Product.  It is understood and acknowledged that the licenses granted with respect to Sunesis Collaboration Technology and Other Sunesis Technology in this Section 6.4.4 extend solely to that technology that is being used on BIIB062 (or a BIIB062 Reverted Product) as of the BIIB062 Reversion Date, and solely to the extent necessary for Biogen Idec to continue development, manufacture and commercialization of BIIB062 (or a BIIB062 Reverted Product) in the form in which BIIB062 or such BIIB062 Reverted Product existed on the BIIB062 Reversion Date.

6.5.Commercialization Sublicenses.  Within a reasonable period of time following grant of any such sublicense, to the extent sublicensing is permitted under Section 6.2, 6.3 or 6.4 above, the sublicensing Party shall provide the other Party with a summary of such sublicense, including the identity of the Sublicensee (including any Affiliate) and the rights granted with respect thereto for each product and territory, sufficient to allow such other Party to verify any amounts then or subsequently due under Articles 7 and 8 below; provided that such summary may redact confidential information that the sublicensing Party is reasonably prohibited from disclosing under the sublicense agreement.  Any sublicense granted under this Section 6.5 shall be consistent with all of the terms and conditions of this Agreement, and subordinate thereto, and the sublicensing Party shall remain responsible to the other Party for the compliance of each such Sublicensee with the obligations due under this Agreement.

6.6.Sunesis Covenant { * }.  Notwithstanding the foregoing, the covenant set forth in this Section 6.6 shall not apply to (i) any pharmaceutical compound that is { * } with respect to which Biogen Idec is not using Commercially Reasonable and Diligent Efforts or (ii) BIIB062.  Biogen Idec shall provide Sunesis with a Diligence Summary with respect to the { * }.

6.7.BTK Assays.  Biogen Idec hereby grants, subject to its rights therein, to Sunesis, a fully-paid, royalty-free, worldwide, non-exclusive, perpetual, irrevocable and sublicenseable license to use, import and manufacture (and have made) the BTK Assays for purposes of this Agreement.

6.8.No Other Rights; No Implied Licenses.  Only the licenses granted or retained pursuant to the express terms of this Agreement shall be of any legal force or effect.  No other license rights shall be created by implication, estoppel or otherwise.

ARTICLE 7
PAYMENTS

7.1.[Reserved].

7.1.1.[Reserved].

7.1.2.[Reserved].

7.1.3.[Reserved].

7.1.4.[Reserved].

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

7.2.[Reserved].

7.2.1.[Reserved].

7.3.Research Milestones.  Biogen Idec shall pay to Sunesis the following amounts within thirty (30) days following the first achievement of the following research milestones with respect to the Collaboration Target:

Research Milestones	Payment Amount

1.  The earlier of (i) designation of the first Hit Compound (as defined under the OCA) for such Collaboration Target by the JRC (as defined under the OCA), or (ii) identification of the first Collaboration Compound to meet Hit Compound Criteria for such Collaboration Target.*

2.  Approval by Biogen Idec, in accordance with Section 2.6, of the First Development Candidate (as defined under the OCA) for such Collaboration Target.*

$500,000 ${ * }

3.Approval by Biogen Idec, in accordance with Section 2.6, of the second Development Candidate for such Collaboration Target (for purposes of Section 7.4.2, a { * }):

*  Sunesis acknowledges receipt of payment of this Research Milestone prior to the Effective Date.

${ * }

7.4.Development Milestones.

7.4.1.Development Milestone Payments.  With respect to (i) the Collaboration Target, and (ii) each Kinase Target to which an Other Biogen Idec Product is directed (a “Milestone Target”), Biogen Idec shall pay to Sunesis on a Target-by-Target basis the following amounts within thirty (30) days following the first achievement by Biogen Idec, its Affiliates or Sublicensees, as the case may be, of each of the following milestones with respect to (x) the Collaboration Compound, or (y) a Product or Other Biogen Idec Product (excluding for purposes hereof any Non-Kinase Other Biogen Idec Product) incorporating the Collaboration Compound (a “Milestone Compound”):

Payment Amount
Development Milestones	1st Indication	2nd Indication

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

	Payment Amount
Development Milestones	1st Indication	2nd Indication
1.Initiation of the first Phase I trial for such Milestone Compound in any country (for purposes of Section 7.4.2, a “Forgiven Milestone”):	$1,000,000	N/A
2.Initiation of the first Phase II trial for such Milestone Compound in any country (for purposes of Section 7.4.2, a “Forgiven Milestone”):	N/A	$750,000
3.Initiation of the first Phase III trial for such Milestone Compound in any country:	$3,000,000	$2,250,000
4.Filing of a NDA in the U.S. for such Milestone Compound:	$5,000,000	$3,750,000
5.Filing of an NDA with EMEA for such Milestone Compound:	$4,000,000	$3,000,000
6.Filing of a NDA in Japan for such Milestone Compound:	$2,000,000	$1,500,000
7.Regulatory Approval in the U.S. of such Milestone Compound:	$8,000,000	$6,000,000
8.Regulatory Approval by EMEA of such Milestone Compound:	$6,000,000	$4,500,000
9.Regulatory Approval in Japan of such Milestone Compound:	$4,000,000	$3,000,000

Subject to Section 7.4.2 below, such milestone payments shall be non-refundable and non-creditable against other amounts due Sunesis hereunder.

7.4.2.BIIB062-Related Milestones.  During the Term of this Agreement, and unless and until this Section 7.4.2 is earlier terminated by either Party pursuant to Sections 14.5 or 14.6, the { * }, except as expressly set forth in this Section 7.4.2.

(a)Initiation of the First Phase II Clinical Trial for BIIB062.  Upon the dosing of the first human subject in a Phase II clinical trial for a BIIB062 Product by Sunesis, its Affiliates or their Sublicensees (the “Initiation Date”), Sunesis shall pay to Biogen an amount equal to (i) Two Million Five Hundred Thousand 00/100 Dollars ($2,500,000) { * }.

(b){ * } for BIIB062.  If at any time after the Initiation Date, Biogen Idec shall achieve one or more of the { * } that had not been achieved on or before the Initiation Date, then each such { * } shall be { * } on the date of such achievement and { * }.

7.4.3.Certain Additional Terms.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

(a)Target-by-Target Milestones.  It is understood that, subject to Section 7.4.3(b), the payments under this Section 7.4 shall be due only once with respect to each Milestone Target.

(b)Multiple Indications.  With respect to a particular Milestone Target, { * }.

(c)Discontinued Compounds.  If Biogen Idec ceases all clinical development of a particular Milestone Compound that is specifically directed at a particular Milestone Target, after having made one or more of the payments due under Section 7.4.1 above on the achievement of a particular milestone by such Milestone Compound, there shall be no payment due upon the accomplishment of that same milestone with respect to the next Milestone Compound that is specifically directed at the same Milestone Target to achieve such milestone.

(d)Accrued Milestones.  If a research milestone for a Milestone Target under Section 7.3 above is achieved with respect to such Milestone Target, or a development milestone for a Milestone Compound under Section 7.4.1 above is achieved with respect to such Milestone Compound, in each case before a prior research milestone under Section 7.3 or a prior development milestone under Section 7.4.1 for such Milestone Target or Milestone Compound, respectively, then the earlier milestone payments shall then also be due with respect to such Milestone Target or Milestone Compound, as the case may be.

7.4.4.Reports; Payments.  Within ten (10) business days of the occurrence of any event which would trigger a milestone payment according to Section 7.3 or 7.4, Biogen Idec shall inform Sunesis of such occurrence.  The corresponding payment shall be due thirty (30) days after the occurrence of such event.

7.5.Royalties on annual Net Sales of Products.

7.5.1.Products Generally.  Subject to Section 7.5.2 and 7.5.3, Biogen Idec shall pay to Sunesis a royalty on Net Sales by Biogen Idec, its Affiliates and their Sublicensees of Products (other than Net Sales of Co-Funded Products in the Co-Funded Territory) and Other Biogen Idec Products (excluding for purposes hereof Net Sales of any Non-Kinase Other Biogen Idec Product), (“Royalty Products”), on a Royalty Product-by-Royalty Product basis, equal to the percentage of such Net Sales set forth below:

Annual Net Sales	Royalty on Net Sales
Portion of Annual Net Sales of such Royalty Product up to ${ * }:	{ * }%
Portion of Annual Net Sales of such Royalty Product between ${ * } and ${ * }:	{ * }%
Portion of Annual Net Sales of such Royalty Product between ${ * } and ${ * }:	{ * }%
Portion of Annual Net Sales of such Royalty Product over ${ * }:	{ * }%

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

For purposes of the foregoing and Section 7.5.2 below, “annual Net Sales” shall mean, for a particular Product, the worldwide Net Sales of such Product for the particular calendar year.  In the event that in a calendar quarter portions of the worldwide Net Sales of a particular Product are subject to royalty obligations under both Sections 7.5.1 and 7.5.2, the applicable royalty rate under Section 7.5.2 shall be applied to worldwide Net Sales based on the proportion of worldwide Net Sales generated in the Co-Funded Territory.

7.5.2.Co-Funded Products.

(a)Subject to Section 7.5.2(b) and 7.5.2(c) and 7.5.3, Biogen Idec shall pay to Sunesis a royalty on annual Net Sales by Biogen Idec, its Affiliates and their Sublicensees of Co-Funded Products in the Co-Funded Territory, on a Co-Funded Product-by-Co-Funded Product basis, equal to the percentage of such Net Sales set forth below:

Annual Net Sales	Royalty on Net Sales
Portion of Annual Net Sales of such Co-Funded Product up to ${ * }:	{ * }%
Portion of Annual Net Sales of such Co-Funded Product between ${ * } and ${ * }:	{ * }%
Portion of Annual Net Sales of such Co-Funded Product between ${ * } and ${ * }:	{ * }%
Portion of Annual Net Sales of such Co-Funded Product over ${ * }:	{ * }%

(b){ * }

{ * }

7.5.3.Third Party Patents.

(a)If: (i) a Valid Claim of a Third Party should be in force in any country during the Term of this Agreement covering the practice of the Sunesis Core Technology, Licensed Pre-Existing Technology, Sunesis Collaboration Technology or Joint Collaboration Technology as licensed to Biogen Idec under Section 6.2.1 or Section 6.3.1 with respect to the manufacture, use or sale of any Collaboration Compound, (ii) it should prove in Biogen Idec’s reasonable judgment, after consultation with Sunesis, impractical or impossible for Biogen Idec to commercialize such Collaboration Compound without obtaining a royalty bearing license from such Third Party under such Valid Claim in said country (with such agreement not to be unreasonably withheld or delayed), and (iii) the royalty paid to such Third Party is directed to the practice of rights granted to Biogen Idec under Section 6.2.1 or Section 6.3.1 with respect to such Collaboration Compound, then Biogen Idec shall be entitled to a credit against the royalty payments due under Section 7.5 with respect to the same Collaboration Compound in such country of an amount equal to { * } of the royalty paid to such Third Party

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

for such Collaboration Compound in such country, arising from the practice of such Sunesis Core Technology, Licensed Pre-Existing Technology, Sunesis Collaboration Technology or Joint Collaboration Technology with respect to the manufacture, use or sale of the Collaboration Compound in said country, with such credit not to exceed { * } of the royalty otherwise due under this Agreement for such Collaboration Compound in such country.

(b)If: (i) a Valid Claim of a Third Party should be in force in any country during the Term of this Agreement covering the practice of (A) the Joint Collaboration Technology as licensed to Sunesis under Section 6.3.2, or (B) the Biogen Idec Collaboration Technology, Joint Collaboration Technology or other intellectual property rights in existence and owned or controlled by Biogen Idec licensed to Sunesis under Section 6.2.4, in each case with respect to the manufacture, use or sale of any Collaboration Compound, (ii) it should prove in Sunesis’ reasonable judgment, after consultation with Biogen Idec, impractical or impossible for Sunesis to commercialize such Collaboration Compound without obtaining a royalty bearing license from such Third Party under such Valid Claim in said country (with such agreement not to be unreasonably withheld or delayed), and (iii) the royalty paid to such Third Party is directed to the practice of rights granted to Sunesis under Section 6.2.4 or Section 6.3.2 with respect to such Collaboration Compound, then Sunesis shall be entitled to a credit against the royalty payments due under Section 7.5, 7.6.1, or 7.6.2 with respect to the same Collaboration Compound in such country of an amount equal to { * } of the royalty paid to such Third Party for such Collaboration Compound in such country, arising from the practice of the intellectual property described in (A) or (B) above with respect to the manufacture, use or sale of the Collaboration Compound in said country, with such credit not to exceed { * } of the royalty otherwise due under this Agreement for such Collaboration Compound in such country.

(c)If: (i) a Valid Claim of a Third Party should be in force in any country during the term of this Agreement covering the practice of the BIIB062 Technology as licensed to Sunesis under Section 6.4.1, (ii) it should prove in Sunesis’ reasonable judgment, after consultation with Biogen Idec, impractical or impossible for Sunesis to commercialize BIIB062 without obtaining a royalty bearing license from such Third Party under such Valid Claim in said country (with such agreement not to be unreasonably withheld or delayed), and (iii) the royalty paid to such Third Party is directed to the practice of rights granted to Sunesis under Section 6.4.1, then Sunesis shall be entitled to a credit against the royalty payments due under Section 7.6.3 in such country of an amount equal to { * } of the royalty paid to such Third Party for BIIB062 in such country, arising from the practice of the intellectual property described in clause (i) of this Section with respect to the manufacture, use or sale of BIIB062 in said country, with such credit not to exceed { * } of the royalty otherwise due under this Agreement for BIIB062 in such country.

7.6.Royalties on Net Sales of Sunesis Products, Reverted Products, Non-Kinase Other Biogen Idec Products and BIIB062 Products.

7.6.1.Other Biogen Idec Products.  Biogen Idec shall pay to Sunesis a royalty equal to { * } of Net Sales by Biogen Idec, its Affiliates and their Sublicensees of Non-Kinase Other Biogen Idec Products, provided that this Section 7.6.1 shall not apply to Net Sales of Kinase Other Biogen Idec Products, which Net Sales shall be governed by Section 7.5.1 above.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

7.6.2.Sunesis Products.

(a)Sunesis shall pay Biogen Idec at a royalty rate equal to the royalty rate provided under Section 7.5.1 with respect to Net Sales of Reverted Products by Sunesis, its Affiliates and their Sublicensees.

(b)Subject to Section 7.6.2(a) above, Sunesis shall pay to Biogen Idec a royalty equal to { * } of Net Sales of Sunesis Products by Sunesis, its Affiliates and their Sublicensees.

7.6.3.BIIB062 Products.  Sunesis shall pay Biogen Idec at a royalty rate equal to the royalty rate provided under Section 7.5.1 with respect to Net Sales of BIIB062 Product by Sunesis, its Affiliates and their Sublicensees.

7.7.Royalty Term.  The royalties due pursuant to Section 7.5 and Section 7.6 above shall be payable on a country-by-country and product-by-product basis commencing on the first commercial sale in a country and continuing until the later of: (i) the expiration of the last Valid Claim of the Sunesis Core Technology, the Licensed Pre-Existing Patents or the Joint Collaboration Patents (including the BIIB062 Patents) covering the sale or use of such Product, Sunesis Product, Reverted Product, Other Biogen Idec Product or BIIB062 Product, as applicable, in such country, or (ii) the tenth (10th) anniversary of the first commercial sale of such product in such country.

ARTICLE 8
PAYMENTS, BOOKS AND RECORDS

8.1.Royalty Reports and Payments.  After the first sale of a product on which royalties are payable by a Party hereunder, such Party shall make quarterly written reports to the other Party within sixty (60) days after the end of each calendar quarter, stating in each such report, separately the number, description, and aggregate Net Sales, by territory, of each such Product,  Other Biogen Idec Product, Reverted Product, Sunesis Product, BIIB062 Product or BIIB062 Reverted Product sold during the calendar quarter upon which a royalty is payable under Section 7.5 or Section 7.6 above, as applicable.  Concurrently with the making of such reports, such Party shall pay to the other Party royalties due at the rates specified in Section 7.5 or Section 7.6 above, as applicable.

8.2.Payment Method.  All payments due under this Agreement shall be made by bank wire transfer in immediately available funds to a bank account designated by the Party owed such payment.  All payments hereunder shall be made in U.S. dollars.  Any payments that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at a rate equal to the 3-month LIBOR rate at the close of business on the date such payment is due, plus an additional { * } calculated on the number of days such payment is delinquent.

8.3.Place of Royalty Payment; Currency Conversion.  The functional currency for accounting will be U.S. dollars.  Except as the Parties otherwise mutually agree, for billing and reporting, Development Costs and Net Sales will be translated, if necessary, into U.S. dollars using the currency exchange rates quoted by Bloomberg Professional, a service of Bloomberg

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

L.P., or in the event Bloomberg Professional is not available, then the Eastern U.S. edition of The Wall Street Journal on the last business day of the applicable calendar quarter.

8.4.Records; Inspection.  Each Party shall keep, and shall ensure that its Affiliates keep, complete, true and accurate books of account and records for the purpose of determining the amounts payable under this Agreement.  Such books and records shall be kept at the principal place of business of such Party, for at least three (3) years following the end of the calendar quarter to which they pertain.  Such records will be open for inspection by a public accounting firm to whom the audited Party has no reasonable objection and subject to such accounting firm entering into a satisfactory confidentiality agreement, solely for the purpose of determining the payments to the other Party hereunder.  Such inspections may be made no more than twice each calendar year, at reasonable times and on reasonable notice.  Inspections conducted under this Section 8.4 shall be at the expense of the auditing Party, unless a variation or error producing an increase exceeding { * } percent ({ * }%) of the amount stated for the period covered by the inspection is established in the course of any such inspection, whereupon all reasonable costs relating to the inspection for such period and any unpaid or overpaid amounts that are discovered will be promptly paid or refunded by the appropriate Party, in each case together with interest noted in Section 8.2 thereon from the date such payments were due (if underpaid) or paid (if overpaid) .

8.5.Withholding Taxes.  Each Party shall pay any and all taxes levied on account of amounts payable to it under this Agreement.  If laws or regulations require that taxes be withheld, the paying Party will (i) deduct those taxes from the remittable payment, (ii) timely pay the taxes to the proper authority, and (iii) send proof of payment to the other Party within sixty (60) days following that payment.

ARTICLE 9
DILIGENCE

9.1.Co-Funded Product Diligence; Reports.  Biogen Idec shall use Commercially Reasonable and Diligent Efforts to develop and commercialize Co-Funded Products within the Field.  Biogen Idec agrees to keep Sunesis fully informed regarding all Co-Funded Development Plans and the research, development and commercialization activities with respect to each Co-Funded Product, including by providing Sunesis with reports at least quarterly regarding ongoing activities being undertaken with respect to Co-Funded Products.  This Section 9.1 shall not limit other provisions of this Agreement that address the provision of information regarding Products.

9.2.Reversion of a Co-Funded Product. If Biogen Idec fails to use Commercially Reasonable and Diligent Efforts to develop and commercialize a Co-Funded Product, and Biogen Idec shall continue to fail to use Commercially Reasonable and Diligent Efforts to develop and commercialize such Co-Funded Product for { * } days after written notice thereof from Sunesis, then such Co-Funded Product shall become a Reverted Product.

9.3.Diligence for a Reverted Product.  Sunesis shall use Commercially Reasonable and Diligent Efforts to develop and commercialize each Reverted Product.  Sunesis agrees to keep Biogen Idec fully informed regarding the development and commercialization activities

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

with respect to each Reverted Product, including by providing Biogen Idec with reports at least quarterly regarding ongoing activities being undertaken with respect to Reverted Products.

9.4.Termination of a Reverted Product.  If Sunesis fails to use Commercially Reasonable and Diligent Efforts to develop and commercialize a Reverted Product, and Sunesis shall continue to fail to use Commercially Reasonable and Diligent Efforts to develop and commercialize such Reverted Product for { * } days after written notice thereof from Biogen Idec, then such Reverted Product shall cease to be a Reverted Product, and the licenses granted to Sunesis under Section 6.2.4 shall terminate with respect to Terminated Compounds incorporated in such Reverted Product.  Thereafter, such Terminated Compounds shall be Target Selective Compounds and subject to Biogen Idec’s licenses under Section 6.2 and obligations to pay royalties and milestones to Sunesis pursuant to Article 7.  In addition, the terms set forth in Section 2 of Exhibit 3.5.1 shall apply to such Reverted Product.

9.5.BIIB062 Product Diligence; Reports.  Sunesis shall use Commercially Reasonable and Diligent Efforts to develop and commercialize BIIB062 Products within the Oncology Field.  Sunesis agrees to keep Biogen Idec fully informed regarding all development and commercialization activities with respect to each BIIB062 Product. Accordingly, Sunesis shall provide Biogen Idec with BIIB062 development reports at least { * } regarding the completed activities being undertaken with respect to the development of BIIB062 Products as well as the anticipated development activities to be undertaken in the subsequent { * }.  On a country-by-country and BIIB062 Product-by-BIIB062 Product basis, upon the earlier of (i) one year prior to the anticipated first commercial sale of BIIB062 in a country (as reasonably determined by Sunesis) or (ii) Sunesis’ submission of an NDA in such country for such BIIB062 Product, and on a semi-annual basis thereafter, Sunesis shall prepare and deliver to Biogen Idec a commercialization report, which  report shall include a timeline for achieving first commercial sale, one-year financial projections for the commercial sale of the BIIB062 Product, and such other additional information as reasonably requested by Biogen Idec.  This Section 9.5 shall not limit other provisions of this Agreement that address the provision of information regarding products other than BIIB062 Products.

ARTICLE 10
INTELLECTUAL PROPERTY

10.1.Ownership; Disclosure.

10.1.1.Collaboration Technology.

(a)[Reserved].

(b)Ownership of Compounds.  All Synthesized Compounds and Collaboration Derivatives that are included in Joint Collaboration Know-How shall be jointly owned by the Parties, subject to the licenses granted under Article 6.  However, ownership of any patents, patent applications and other intellectual property rights with respect to such compounds and other inventions made in the course of the OCA Research Program shall be as otherwise set forth in this Section 10.1.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

(c)Sunesis Collaboration Technology.  All right, title, and interest in and to the Sunesis Collaboration Technology shall be owned by Sunesis, subject to the licenses granted to Biogen Idec under Article 6.

(d)Biogen Idec Collaboration Technology.  All right, title, and interest in and to the Biogen Idec Collaboration Technology shall be owned by Biogen Idec, subject to the licenses granted to Sunesis under Article 6.

(e)All Joint Collaboration Technology.  All right, title and interest in and to (i) the Joint Collaboration Patents, and (ii) the Joint Collaboration Know-How shall be jointly owned by the Parties.  Biogen Idec shall assign and hereby assigns to Sunesis a joint ownership interest in and to the Joint Collaboration Patents and the Joint Collaboration Know-How.  Sunesis shall assign and hereby assigns to Biogen Idec a joint ownership interest in and to the Joint Collaboration Patents and the Joint Collaboration Know-How.  Except as expressly provided in this Agreement, neither Party shall have any obligation to account to the other for profits, or to obtain any approval of the other Party to license, exploit or enforce the Joint Collaboration Technology, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any accounting or consent related thereto.  It is understood and agreed that all Joint Collaboration Technology that is jointly owned pursuant to this Section 10.1.1(e) shall be subject to the licenses granted under Article 6.

(f)For the avoidance of doubt, to the extent a Joint Collaboration Patent discloses any use of an Excluded Compound, the composition of matter of which is separately owned by one Party, the other Party shall not have, merely as a result of its joint ownership of such Joint Collaboration Patent, any right, title or interest in or to such Excluded Compound.

10.1.2.Sunesis Core Technology.  All right, title and interest in and to the Sunesis Core Technology, and in any improvements to Sunesis Core Technology (i) made using or derived from Sunesis Core Technology, and (ii) made by or under authority of either Party or its Affiliates during the Term of this Agreement, shall, as between the Parties, be owned solely by Sunesis.  Biogen Idec hereby assigns to Sunesis all of its and its Affiliates rights in and to such inventions and improvements made using or derived from Sunesis Core Technology (including all patent and other intellectual property rights therein), subject to the licenses granted to Biogen Idec under Article 6.

10.1.3.Licensed Pre-Existing Technology. All right, title and interest in and to the Licensed Pre-Existing Technology shall, as between the Parties, remain owned solely by Sunesis, subject to the licenses granted to Biogen Idec under Article 6.

10.1.4.Disclosure.

(a)Each Party shall promptly disclose to the other, all inventions relating to Sunesis Collaboration Technology, Joint Collaboration Technology and Sunesis Core Technology conceived or reduced to practice (provided that such conception takes place after the ARCA Effective Date) in connection with this Agreement prior to the third (3rd) anniversary of the ARCA Effective Date.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

(b)Each Party shall promptly disclose to the other, all inventions relating to BIIB062 Technology conceived or reduced to practice (provided that such conception takes place after the Effective Date) in connection with this Agreement.

10.2.Patent Prosecution.

10.2.1.Sunesis Core Technology.  Sunesis shall have the right to control the Prosecution of the Sunesis Collaboration Patents, Licensed Pre-Existing Patents and patent applications and patents directed to Sunesis Core Technology using patent counsel of Sunesis’ choice, provided that such decisions made by Sunesis in the Prosecution of such patents and patent applications shall be reasonable and Sunesis shall employ reasonable efforts not to substantially negatively impact Biogen Idec’s rights hereunder.

10.2.2.Collaboration Patents other than the BIIB062 Patents.  Biogen Idec shall have the first right, using in-house or outside legal counsel selected by Biogen Idec and, subject to approval, not to be unreasonably withheld by Sunesis, to Prosecute Collaboration Patents (other than the BIIB062 Patents and progeny thereof) throughout the world.  Biogen Idec shall: (a) ensure that Sunesis receives copies of all correspondence between Biogen Idec and/or outside legal counsel and/or any governmental offices relating to such Prosecution of such Collaboration Patents, (b) timely consult with Sunesis regarding all substantive matters associated with such activities, (c) use reasonable efforts to periodically advise Sunesis on such activities and to respond to any reasonable inquiries Sunesis may from time to time raise in respect of such activities, and (d) not substantially negatively impact Sunesis’ rights under such Collaboration Patents.

10.2.3.BIIB062 Patents.   Sunesis shall have the first right, using in-house or outside legal counsel selected by Sunesis and, subject to approval, not to be unreasonably withheld by Biogen Idec, to Prosecute BIIB062 Patents throughout the world.  Sunesis shall: (a) ensure that Biogen Idec receives copies of all correspondence between Sunesis and/or outside legal counsel and/or any governmental offices relating to such Prosecution of BIIB062 Patents for Biogen Idec’s prior review, (b) timely consult with Biogen Idec regarding all substantive matters associated with such activities, (c) use reasonable efforts to periodically advise Biogen Idec on such activities and to respond to any reasonable inquiries Biogen Idec may from time to time raise in respect of such activities, (d) not seek to use the BIIB062 Patents to pursue non-BIIB062 subject matter, except to the extent reasonably necessary to obtain a Valid Claim covering BIIB062 or BIIB062 Products, and (e) not substantially negatively impact Biogen Idec’s rights under the BIIB062 Patents.  Notwithstanding the foregoing, Biogen Idec shall have the sole and exclusive right, at its own expense, to Prosecute any divisionals, continuations, or continuations-in-part of the BIIB062 Patents whose claims do not cover the use of BIIB062 in the Oncology Field, using the counsel that is mutually agreed upon by the Parties under this Section and under the conditions set forth for Prosecution by Sunesis in this Section, mutatis mutandis.

10.2.4.Prosecution Costs.

(a)During the Term of this Agreement, all costs associated with Prosecuting (i) the Sunesis Collaboration Patents, Licensed Pre-Existing Patents and patent

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

applications and patents within the Sunesis Core Technology shall be borne by Sunesis; and (ii) the Biogen Idec Collaboration Patents and Joint Collaboration patents (other than the BIIB062 Patents) shall be borne by Biogen Idec.

(b)During the Term of this Agreement, all costs associated with Prosecuting the BIIB062 Patents shall be borne by Sunesis (unless and until such time as the BIIB062 Product becomes a BIIB062 Reverted Product); provided, however, that Biogen Idec shall be solely responsible for all costs associated with Prosecuting all of the divisionals, continuations, or continuations-in-part that Biogen Idec is permitted to file pursuant to Section 10.2.3.

10.2.5.Cooperation.  Each Party will cooperate fully with the other Party and provide all information and data, and sign any documents, reasonably necessary and requested by the other Party for the purpose of Prosecuting patent applications and patents pursuant to this Section 10.2.

10.2.6.Abandonment.  Either Party may elect to decline to file or, having filed, decline to further Prosecute any Collaboration Patents or BIIB062 Patents for which they have been granted final decision making authority under Section 10.2.2 and 10.2.3 above and to which the other Party has received a license under the terms of this Agreement.  In the event that a Party declines to file or, having filed, declines to further Prosecute any such pending patent rights, then such abandoning Party shall provide the other Party with written notice thereof prior to the expiration of any deadline, without considering any possible extensions thereof, relating to such activities, but in any event at least thirty five (35) business days prior notice.  In such circumstances the non-abandoning Party shall have the right to decide, with reason and with written notice at least thirty (30) business days prior to the deadline, that such abandoning Party should continue to file or Prosecute such patent rights.  The abandoning Party shall then have the option to decide, with at least twenty (20) business days’ notice to the non-abandoning Party to: (i) continue to Prosecute such patent rights at its cost and expense, or (ii) allow the non-abandoning Party to Prosecute such patent rights at its own cost and expense using counsel of its own choice.  In the event that the abandoning Party elects option (ii), then the abandoning Party shall cooperate with the other Party to promptly transfer relevant Prosecution materials to the other Party.  It is understood and agreed that transfer of Prosecution of particular patent rights pursuant to subsection (ii) above shall not affect the ownership of patent rights or licenses otherwise provided in this Agreement.

10.2.7.To the extent that Biogen Idec elects to decline to file or, having filed, decline to further Prosecute or enforce any patent applications or patents in Licensed Patent Rights (as such term is defined in the Millennium-Sunesis-Biogen Idec Agreement) which are not Collaboration Technology, Biogen Idec shall provide Sunesis with notice and the opportunity to file or Prosecute and enforce such patent rights pursuant to the provisions of Section 10.2.6 and enforce such patent rights pursuant to the provisions of Section 10.3.2.

10.3.Enforcement.

10.3.1.Notice.  In the event a Party becomes aware of any actual or potential infringement or misappropriation of the Sunesis Collaboration Technology or Joint Collaboration

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

Technology, in each case other than the BIIB062 Technology (a “Subject Infringement”), such Party shall notify the other Party.  In the event a Party becomes aware of any actual or potential infringement or misappropriation of the BIIB062 Technology (a “BIIB062 Infringement”), such Party shall notify the other Party.

10.3.2.Biogen Idec.  Subject to the terms of this Section 10.3.2, Biogen Idec shall have the sole right, but not the obligation, to take legal action to enforce and defend against Subject Infringements by Third Parties at its sole cost and expense, to the extent such Subject Infringement is within the field of use of Biogen Idec’s exclusive license under Section 6.2.1 above.  If, within six (6) months following a request by Sunesis to do so, Biogen Idec fails to take such action to enforce the Sunesis Collaboration Patents or Joint Collaboration Patents with respect to a Subject Infringement, Sunesis or its designee shall, in its sole discretion, have the right, at its sole expense, to take such action.  In addition, Biogen Idec shall have the sole right, but not the obligation, to take legal action to enforce and defend any actual or potential infringement or misappropriation of the Biogen Idec Collaboration Technology.

10.3.3.Sunesis.  To the extent a Subject Infringement is not covered by Section 10.3.2 above, Sunesis (or its designee) shall have the initial right, but not the obligation, to take reasonable legal action to enforce and defend against such Subject Infringements by Third Parties at its sole cost and expense.  If, within six (6) months following a request by Biogen Idec to do so, Sunesis fails to take such action to enforce the Sunesis Collaboration Patents or Joint Collaboration Patents with respect to such Subject Infringement, and the Subject Infringement is in a field not licensed exclusively to Sunesis hereunder, Biogen Idec or its designee shall, in its sole discretion, have the right, at its sole expense, to take such action.

10.3.4.BIIB062 Enforcement Rights.  For so long as the BIIB062 Exclusive License is in effect, Sunesis shall have the initial right, but not the obligation, to take reasonable legal action to enforce and defend the BIIB062 Technology against BIIB062 Infringements by Third Parties at its sole cost and expense.  If, within six (6) months following a request by Biogen Idec to do so, Sunesis fails to take such action to enforce the BIIB062 Patents with respect to such BIIB062 Infringement, Biogen Idec or its designee shall, in its sole discretion, have the right, at its sole expense, to take such action.  To the extent that Biogen Idec has an exclusive license to BIIB062 Reverted Products under Section 6.4.4 Biogen Idec shall have the sole right, but not the obligation, to take legal action to enforce and defend against Subject Infringements by Third Parties at its sole cost and expense.

10.3.5.Cooperation; Costs and Recoveries.  If a Party (the “Controlling Party”) brings an action with respect to a Subject Infringement or BIIB062 Infringement in accordance with this Section 10.3 (an “Infringement Action”), then the other Party (the “Cooperating Party”) shall cooperate as reasonably requested, at such Controlling Party’s expense, in the pursuit of such Infringement Action, including if necessary by joining as a nominal Party to the Infringement Action.  In any case, the Cooperating Party shall have the right, even if not required to be joined, to participate in such Infringement Action with its own counsel at its own expense.  The costs and expenses of the Infringement Action shall be the responsibility of the Controlling Party, and any damages or other monetary rewards or settlement payments actually received and retained by the Controlling Party shall first be applied to reimburse the Controlling Party’s out-of-pocket expenses directly attributed to the Infringement Action, then the other Party’s out-of-

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

pocket expenses directly attributed to the Infringement Action, and the remainder shall be shared as follows: { * }.

ARTICLE 11
CONFIDENTIALITY

11.1.Confidentiality. During the Term of this Agreement and for a period of five (5) years following the expiration or earlier termination hereof, each Party shall maintain in confidence the Confidential Information of the other Party, shall not use or grant the use of the Confidential Information of the other Party except as expressly permitted hereby, and shall not disclose the Confidential Information of the other Party (in each case, irrespective of whether such Confidential Information is also the Confidential Information of the receiving Party), except (i) on a need-to-know basis to such Party’s directors, officers and employees, (ii) to such Party’s consultants performing work contemplated by the Agreement, and to any bona fide subcontractor performing work for such Party hereunder, or (iii) to the extent such disclosure is reasonably necessary in connection with such Party’s activities under rights and licenses expressly authorized by this Agreement (including the permitted Sublicensees).  To the extent that disclosure to any person is authorized by this Agreement, prior to disclosure, a Party shall obtain written agreement of such person to hold in confidence and not disclose, use or grant the use of the Confidential Information of the other Party except as expressly permitted under this Agreement.  Each Party shall notify the other Party promptly upon discovery of any unauthorized use or disclosure of the other Party’s Confidential Information.  Notwithstanding the foregoing, the exceptions set forth in (i), (ii) and (iii) above shall apply to disclosure by Sunesis of Confidential Information of Biogen Idec that is specifically related to the Collaboration Target (including without limitation { * } that are Confidential Information of such other Party) solely to the extent such disclosure is necessary for Sunesis and its employees, consultants and subcontractors to perform the obligations of the Parties hereunder.  In addition, the exceptions set forth in (i), (ii) and (iii) above shall not apply to disclosure by Biogen Idec of Confidential Information of Sunesis that is specifically related to a Sunesis Target.

11.2.Permitted Use and Disclosures.  The confidentiality obligations under this Article 11 shall not apply to the extent that a Party is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; provided, however, that such Party shall provide written notice thereof to the other Party (to the extent not prohibited by law or court order), and consult with the other Party with respect to such disclosure to the extent reasonably protectable and provide the other party reasonable opportunity to object to any such disclosure or to request confidential treatment thereof.  Notwithstanding the provisions of this Section, either Party may, to the extent necessary, disclose Confidential Information of the other Party, to any governmental or regulatory authority in connection with the development of a product which it has the right to develop under this Agreement.

11.3.Nondisclosure of Terms.  Each of the Parties hereto agrees not to disclose the financial terms of this Agreement, to any Third Party without the prior written consent of the other Party hereto, which consent shall not be unreasonably withheld, except to such Party’s attorneys, advisors, investors, potential bona fide collaborators and Sublicensees, and others on a need to know basis under circumstances that reasonably protect the confidentiality thereof, or to the extent required by law (and with appropriate requests made for confidential treatment),

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

including filings required to made by law with the Securities and Exchange Commission, or any national securities exchange.  Notwithstanding the foregoing, (i) prior to execution of the OCA, the Parties have agreed upon the substance of information that can be used to describe the terms and conditions of this transaction, and each Party may disclose such information, as modified by mutual written agreement of the Parties, without the consent of the other Party; and (ii) prior to the issuance of a press release that discloses the execution of this Agreement and/or the existence of the BTK Target, the Parties shall agree upon the form of such press release.

11.4.Publication in Connection with the OCA Research Program.  Any manuscript by Sunesis or Biogen Idec on subject matter in connection with the OCA Research Program to be published or publicly disclosed, shall be subject to the prior review of the other Party at least thirty (30) days prior to submission.  Further, to avoid loss of patent rights as a result of premature public disclosure of patentable information, the receiving Party shall notify the disclosing Party in writing within thirty (30) days after receipt of any disclosure whether the receiving Party desires to file a patent application on any invention disclosed in such scientific results.  In the event that the receiving Party desires to file such a patent application, the disclosing Party shall withhold publication or disclosure of such scientific results until the earlier of (i) a patent application is filed thereon, (ii) the Parties determine after consultation that no patentable invention exists, or (iii) ninety (90) days after receipt by the disclosing Party of the receiving Party’s written notice of the receiving Party’s desire to file such patent application.  Further, if such scientific results contain the information of the other Party that is subject to use and nondisclosure restrictions under this Article 11, the publishing Party agrees to remove such information from the proposed publication or disclosure.  Following the filing of any patent application within the Joint Collaboration Technology, in the period prior to the publication of such a patent application, neither Party shall make any written public disclosure regarding any invention claimed in such patent application without the prior consent of the other Party.

11.5.Publication in Connection with { * }. Notwithstanding Section 11.4, with respect to manuscripts that are related to the discovery and target of { * }, Biogen shall provide Sunesis a copy of each proposed manuscript at least { * } days prior to submission; provided, however, that Biogen shall be under no obligation to withhold publication or disclosure of { * }-related scientific results contained therein or otherwise modify or remove such information from the proposed manuscript.

11.6.Publication in Connection with the BIIB062. Notwithstanding Section 11.4, Sunesis shall not submit any manuscript or publications that are related to BIIB062 without the prior written consent of Biogen Idec, such consent not to be unreasonably withheld or delayed.

ARTICLE 12
REPRESENTATIONS AND WARRANTIES

12.1.Warranty.  Each Party represents and warrants on its own behalf and on behalf of its Affiliates that:

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(i)Such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(ii)It has the legal power and authority to enter into this Agreement and to perform all of its obligations hereunder.

(iii)This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

(iv)All necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by such Party in connection with this Agreement have been obtained.

(v)The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws, regulations or orders of governmental bodies; and (b) do not conflict with, or constitute a default under, any contractual obligation of such Party.  Neither Party will enter into any agreement with any Third Party that conflicts with the terms of this Agreement.

12.2.Additional Warranty of Sunesis.  Sunesis represents and warrants that, to the best of its knowledge as of August 25, 2004, the practice of the Sunesis Core Technology is not generally dominated by patent rights of a Third Party.  As of the Effective Date, Sunesis has not received any notice of infringement from any Third Party relating to the Sunesis Core Technology or any notice challenging the validity of the Sunesis Core Technology nor does Sunesis have any knowledge of any infringement relating to any of the Sunesis Core Technology. It is understood that Sunesis makes no representation or warranty with respect to any patent rights of Third Parties relating to the Collaboration Target.

12.3.Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE COLLABORATION TECHNOLOGY, LICENSED PRE-EXISTING TECHNOLOGY, SUNESIS CORE TECHNOLOGY, COLLABORATION COMPOUNDS, BIIB062, OTHER COMPOUNDS, OR CONFIDENTIAL INFORMATION, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY COLLABORATION TECHNOLOGY, PATENTED OR UNPATENTED, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 13
INDEMNIFICATION

13.1.Biogen Idec.  Biogen Idec shall indemnify, defend and hold harmless Sunesis and its Affiliates and their respective directors, officers, employees, agents and their respective successors, heirs and assigns from and against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) resulting from any claims, demands, actions or other proceedings by

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

any Third Party to the extent resulting from: (i) the manufacture, use, sale, handling or storage of Products, Co-Funded Products, BIIB062 Reverted Products or Other Biogen Idec Products by Biogen Idec or its Affiliates or Sublicensees or other designees; (ii) the breach by Biogen Idec of the representations and warranties made in this Agreement; or (iii) the negligence or intentional misconduct of Biogen Idec or any of its agents or employees or failure of Biogen Idec or any of its agents or employees to comply with applicable laws and regulations; except, in each case, to the extent such Liabilities result from a material breach of this Agreement by Sunesis, negligence or intentional misconduct of Sunesis or any of its agents or employees (including sales representatives involved in co-promoting any Co-Promoted Product) or failure of Sunesis or any of its employees or agents to comply with applicable laws or regulations.

13.2.Sunesis.  Sunesis agrees to indemnify, defend and hold harmless Biogen Idec and its Affiliates and their respective directors, officers, employees, agents and their respective heirs and assigns from and against any Liabilities resulting from any claims, demands, actions or other proceedings by any Third Party to the extent resulting from: (i) the manufacture, use, sale, handling or storage of Sunesis Products, Co-Promoted Products, BIIB062 Products or Reverted Products by Sunesis or its Affiliates or Sublicensees or other designees, (ii) the breach by Sunesis of its representations and warranties made in this Agreement, or (iii) the negligence or intentional misconduct of Sunesis or any of its agents or employees or failure of Sunesis or any of its agents or employees to comply with applicable laws and regulations; except, in each case, to the extent such Liabilities result from a breach of this Agreement by Biogen Idec, negligence or intentional misconduct of Biogen Idec or any of its agents or employees (including sales representatives involved in co-promoting any Co-Promoted Product) or failure of Biogen Idec or any of its employees or agents to comply with applicable laws or regulations.

13.3.Procedure.  If a Party (the “Indemnitee”) intends to claim indemnification under this ARTICLE 13, it shall promptly notify the other Party (the “Indemnitor”) in writing of any claim, demand, action or other proceeding for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other Party represented by such counsel in such proceeding.  The obligations of this Article 13 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Article 13.  The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Article 13.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ARTICLE 14
TERM AND TERMINATION

14.1.Term.  The Term of this Agreement shall commence on the Effective Date, and shall continue in full force and effect on a country-by-country, Product-by-Product, Sunesis Product-by-Sunesis Product, Other Biogen Idec Product-by-Other Biogen Idec Product, BIIB062 Product-by-BIIB062 Product, and Reverted Product-by-Reverted Product basis until expiration of both Parties’ royalty payment obligations in such country with respect to such Products, Sunesis Products, Other Biogen Idec Products, BIIB062 Products or Reverted Products, as applicable, in each case unless earlier terminated as provided in this Article 14 (the “Term”).

14.2.Termination for Breach.  Either Party to this Agreement may terminate this Agreement in the event the other Party hereto shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for sixty (60) days after written notice thereof was provided to the breaching Party by the non-breaching Party.  Any termination shall become effective at the end of such sixty (60) day period unless the breaching Party has cured any such breach or default prior to the expiration of the sixty (60) day period.  Notwithstanding the foregoing, failure by either Party to use Commercially Reasonable and Diligent Efforts with respect to the development and commercialization of a Product, Other Biogen Idec Product, Sunesis Product, BIIB062 Product, or Reverted Product shall not be deemed a breach of this Agreement.

14.3.Termination for Bankruptcy.  Either Party hereto shall have the right to terminate this Agreement forthwith by written notice to the other Party (i) if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, (ii) if a voluntary or involuntary petition in bankruptcy is filed in any court of competent jurisdiction against the other Party and such petition is not dismissed within ninety (90) days after filing, (iii) if the other Party shall make or execute an assignment of substantially all of its assets for the benefit of creditors, or (iv) substantially all of the assets of such other Party are seized or attached and not released within ninety (90) days thereafter.  All rights and licenses granted under this Agreement by one Party to the other Party are, and shall otherwise be deemed for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 (56) of the Bankruptcy Code.  The Parties agree that the licensing Party under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of a bankruptcy by the other Party.  The Parties further agree that in the event of the commencement of a bankruptcy proceeding by or against one Party under the Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced and all embodiments of such intellectual property.

14.4.Termination of Main Terms for Convenience by Biogen Idec.  At any time, by providing Sunesis written notice at least ninety (90) days in advance, and provided that Biogen Idec is not in breach of the Main Terms, Biogen Idec will have the right to terminate the provisions of this Agreement that are included in the Main Terms.  For the avoidance of doubt, upon termination of the Main Terms pursuant to this Section 14.4, the BIIB062 Terms shall remain in full force and effect.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

14.5.Termination of BIIB062 Terms for Convenience by Sunesis.  At any time, by providing Biogen Idec written notice at least ninety (90) days in advance, and provided that Sunesis is not in breach of the BIIB062 Terms, Sunesis will have the right to terminate the provisions of this Agreement that are included in the BIIB062 Terms. For the avoidance of doubt, upon termination of the BIIB062 Terms pursuant to this Section 14.5, the Main Terms shall remain in full force and effect.

14.6.Termination of BIIB062 Terms by Biogen. In the event that Sunesis, its Affiliates and their Sublicensees have all failed to initiate a Phase I clinical trial for a BIIB062 Product in a Major Market by December 31, 2016 (the “Phase I Date”), then Biogen shall have the right, after the Phase I Date, and upon written notice to Sunesis, to immediately terminate the provisions of this Agreement that are included in the BIIB062 Terms. For purposes of this Section 14.6, a Phase I clinical trial shall be deemed initiated upon the first dosing of the first research subject. For the avoidance of doubt, upon termination of the BIIB062 Terms pursuant to this Section 14.6, the Main Terms shall remain in full force and effect.

14.7.Effect of Breach or Termination.

14.7.1.Accrued Rights and Obligations.  Termination of this Agreement, the Main Terms or the BIIB062 Terms for any reason shall not release either Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

14.7.2.Termination by Biogen Idec for Breach or Bankruptcy of Sunesis.  In the event of termination of this Agreement by Biogen Idec pursuant to Section 14.2 due to Sunesis’ breach or by Biogen Idec pursuant to Section 14.3 for Sunesis’ bankruptcy, all BIIB062 and BIIB062 Products shall be delivered to Biogen Idec at Biogen Idec’s cost, and in addition to those provisions surviving under Section 14.11, the following shall apply:

(a)Sections 3.5.2 (BIIB062 Reverted Products), Section 6.2.4 (Reverted Products) (but only with respect to Reverted Products in existence as of the effective date of such termination); Section 6.4.4 (BIIB062 Reverted Products License); 7.4 (Development Milestones); 7.5 (Royalties on Annual Net Sales of Products); 7.6 (Royalties on Net Sales of Sunesis Products, Non-Kinase Other Biogen Idec Products and BIIB062 Products) (except that any royalties payable by Biogen Idec under Sections 7.3, 7.4, 7.5, and 7.6, commencing upon such termination and continuing thereafter, shall be reduced by fifty percent (50%)); 7.7 (Royalty Term); ARTICLE 10 (Intellectual Property)(other than Sections 10.1.4, 10.2.2, 10.2.3, 10.2.4 and the first two sentences of Section 10.3.4, which shall terminate); Exhibit 3.5.1 (Reverted Products) (but only with respect to such Reverted Products in existence as of the effective date of such termination); and Exhibit 3.5.2 (BIIB062 Reverted Products) shall survive.

(b)Biogen Idec shall control Prosecution of all Collaboration Patents (including Sunesis, Biogen Idec and Joint) at its own expense.  Sunesis shall be given the opportunity to review Biogen Idec’s activities and reasonably consult with Biogen Idec with respect to Sunesis Collaboration Patents and Joint Collaboration Patents, and Biogen Idec shall

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

in good faith consider including in such patent applications such claims as Sunesis reasonably requests.  Biogen Idec shall keep Sunesis reasonably informed as to the status of such patent matters, including without limitation by providing Sunesis with (i) copies of any documents relating to Sunesis Collaboration Patents and Joint Collaboration Patents which Biogen Idec receives from any patent office within twenty (20) days of receipt thereof, including notice of all interferences, reissues, reexaminations, oppositions or requests for patent term extensions, and (ii) the opportunity to review and comment on any documents relating to Sunesis Collaboration Patents and Joint Collaboration Patents which will be filed in any patent office as soon practicable but in all cases at least twenty (20) days prior to such filing.  All costs associated with filing, Prosecuting, issuing and maintaining the Licensed Pre-Existing Patents and patent applications and patents within the Sunesis Core Technology shall be borne by Sunesis.  In conducting the Prosecution activities described in this Section 14.7.2(b), each Party shall employ reasonable efforts not to substantially negatively impact the other Party’s rights under the surviving provisions of this Agreement.

(c)Sunesis’ rights and obligations under Section 3.2.3 shall survive with respect to Co-Funded Products for which Sunesis has exercised its Co-Funding Option prior to such termination, and Biogen Idec shall pay royalties on any such Co-Funded Products in accordance with Section 7.5.2.  Biogen Idec shall no longer be obligated to provide the detailed plans required of a Co-Development Plan and Budget to Sunesis, but shall provide Sunesis with annual budgets of post Phase I Development Costs for any such Co-Funded Products.  Sunesis’ Co-Funding Option with respect to future Products shall terminate, as will Article 4, as well as Sunesis’ right to participate in the JDC under Section 5.4 and any Product Teams under Section 3.3.

14.7.3.Termination by Sunesis for Breach or Bankruptcy of Biogen Idec.  In the event of termination of this Agreement by Sunesis pursuant to Section 14.2 due to Biogen Idec’s breach or by Sunesis pursuant to Section 14.3 for Biogen Idec’s bankruptcy, the BIIB062 Terms shall remain in full force and effect, all Collaboration Compounds in Reverted Products shall be delivered to Sunesis at Sunesis’ cost, and in addition to those provisions surviving under Section 14.11, the following shall apply:

(a)Sections 3.5.1 (Reverted Products); 6.2.4 (Reverted Products); 7.4 (Development Milestones); 7.5 (Royalties on Annual Net Sales of Products); 7.6 (Royalties on Net Sales of Sunesis Products and Other Biogen Idec Products); (except that any royalties payable by Sunesis under Sections 7.5 and 7.6.2, commencing upon such termination and continuing thereafter, shall be reduced by fifty percent (50%)); 7.7 (Royalty Term); ARTICLE 9 (Diligence); ARTICLE 10 (Intellectual Property)(other than Sections 10.1.4(a), 10.2.2, 10.2.3,  and 10.2.4(a) which shall terminate); and Exhibit 3.5.1 (Reverted Products) shall survive.

(b)Biogen Idec shall control Prosecution of all Biogen Idec Collaboration Patents and Joint Collaboration Patents at its own expense.  Sunesis shall control Prosecution of all Sunesis Collaboration Patents at its own expense.  Sunesis shall be given the opportunity to review Biogen Idec’s activities and reasonably consult with Biogen Idec with respect to Sunesis Collaboration Patents and Joint Collaboration Patents, and Biogen Idec shall in good faith consider including in such patent applications such claims as Sunesis reasonably requests.  Biogen Idec shall keep Sunesis reasonably informed as to the status of such patent

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

matters, including without limitation by providing Sunesis with (i) copies of any documents relating to Sunesis Collaboration Patents and Joint Collaboration Patents which Biogen Idec receives from any patent office within twenty (20) days of receipt thereof, including notice of all interferences, reissues, reexaminations, oppositions or requests for patent term extensions, and (ii) the opportunity to review and comment on any documents relating to Sunesis Collaboration Patents and Joint Collaboration Patents which will be filed in any patent office as soon practicable but in all cases at least twenty (20) days prior to such filing.  All costs associated with filing, Prosecuting, issuing and maintaining the Licensed Pre-Existing Patents and patent applications and patents within the Sunesis Core Technology shall be borne by Sunesis.  In conducting the Prosecution activities described in this Section 14.7.3(b), each Party shall employ reasonable efforts not to substantially negatively impact the other Party’s rights under the surviving provisions of this Agreement.

(c)Biogen Idec’s rights with respect to Co-Funded Products and the Co-Funded Option shall be as follows:

(i)With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option, and for which Biogen Idec has not obtained Regulatory Approval in any territory in the Co-Funded Territory for such Co-Funded Product, in each case as of the effective date of such termination, such Co-Funded Product shall become a Reverted Product in accordance with Section 3.5.1 and Exhibit 3.5.1 and Sunesis shall thereafter pay royalties to Biogen Idec on Net Sales of such Reverted Product in accordance with Section 7.5.1.

(ii)With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option, and for which Biogen Idec has obtained Regulatory Approval in any territory in the Co-Funded Territory for such Co-Funded Product, in each case as of the effective date of such termination, Sunesis’ rights and obligations under Section 3.2.3 shall survive, and Biogen Idec shall pay royalties on any such Co-Funded Products in accordance with Section 7.5.2.  Biogen Idec shall no longer be obligated to provide the detailed plans required of a Co-Development Plan and Budget to Sunesis, but shall provide Sunesis with annual budgets of post Phase I Development Costs for any such Co-Funded Products.  Sunesis’ Co-Funding Option with respect to future Products shall terminate, as will Article 4, as well as Sunesis’ right to participate in the JDC under Section 5.4 and any Product Teams under Section 3.3.

(iii)Sunesis’ Co-Funding Option under Section 3.2 with respect to future Products shall continue (i.e. with respect to Products that are not Co-Funded Products as of the effective date of such termination), provided that Biogen Idec shall no longer be obligated to provide for each Product the detailed plans and clinical data required of an Initial Development Plan and Phase II Notice pursuant to Section 3.2.1.  Biogen Idec shall, however, provide Sunesis with annual budgets of post Phase I Development Costs for such Co-Funded Product in accordance with the timetable for a Phase II Notice set forth in Section 3.2.1, and shall provide reasonable cooperation to Sunesis in evaluating such Product and the post Phase I Development Costs related thereto, including consulting with Sunesis in good faith regarding such annual budgets and the financial, scientific and regulatory assumptions reflected therein.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

14.8.Termination of the Main Terms by Biogen Idec for Convenience.  In the event of termination of the Main Terms by Biogen Idec pursuant to Section 14.4, the BIIB062 Terms shall remain in full force and effect, all Collaboration Compounds in Reverted Products shall be delivered to Sunesis at Sunesis’ cost,  and in addition to those provisions surviving under Section 14.11, the following shall apply:

14.8.1.Articles 3 (Product Development); 4 (Product Commercialization); 5 (Management) (other than Section 5.3, which shall terminate); 6.2.4 (Reverted Products); 7.4 (Development Milestones); 7.5 (Royalties on Annual Net Sales of Products); 7.6 (Royalties on Net Sales of Sunesis Products, Reverted Products, Non-Kinase Other Biogen Idec Products and BIIB062 Products) (except that any royalties payable by Sunesis under Sections 7.5 and 7.6.2, commencing upon such termination and continuing thereafter, shall be reduced by fifty percent (50%)); Section 7.7 (Royalty Term); ARTICLE 9 (Diligence); ARTICLE 10 (Intellectual Property)(other than Sections 10.1.4(a), 10.2.2 and 10.2.4(a), which shall terminate); and Exhibit 3.5.1 (Reverted Products) shall survive.

14.8.2.Biogen Idec shall control Prosecution of all Biogen Idec Collaboration Patents and Joint Collaboration Patents at its own expense.  Sunesis shall control Prosecution of all Sunesis Collaboration Patents at its own expense.  Sunesis shall be given the opportunity to review Biogen Idec’s activities and provide input with respect to Sunesis Collaboration Patents and Joint Collaboration Patents, and Biogen Idec shall in good faith consider including in such patent applications such claims as Sunesis reasonably requests.  Biogen Idec shall keep Sunesis reasonably informed as to the status of such patent matters, including without limitation by providing Sunesis with (i) copies of any documents relating to Sunesis Collaboration Patents and Joint Collaboration Patents which Biogen Idec receives from any patent office within twenty (20) days of receipt thereof, including notice of all interferences, reissues, reexaminations, oppositions or requests for patent term extensions, and (ii) the opportunity to review and comment on any documents relating to Sunesis Collaboration Patents and Joint Collaboration Patents which will be filed in any patent office as soon practicable but in all cases at least twenty (20) days prior to such filing.  All costs associated with filing, Prosecuting, issuing and maintaining the Licensed Pre-Existing Patents and patent applications and patents within the Sunesis Core Technology shall be borne by Sunesis.  In conducting the Prosecution activities described in this Section 14.8.2, each Party shall employ reasonable efforts not to substantially negatively impact the other Party’s rights under the surviving provisions of this Agreement.

14.8.3.Biogen Idec’s rights with respect to Co-Funded Products and the Co-Funded Option shall be as follows:

(a)With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option, and for which Biogen Idec has not obtained Regulatory Approval in any territory in the Co-Funded Territory for such Co-Funded Product, in each case as of the effective date of such termination, such Co-Funded Product shall become a Reverted Product in accordance with Section 3.5.1 and Exhibit 3.5.1 and Sunesis shall thereafter pay royalties to Biogen Idec on Net Sales of such Reverted Product in accordance with Section 7.5.1.

(b)With respect to any Co-Funded Product for which Sunesis has exercised its Co-Funding Option, and for which Biogen Idec has obtained Regulatory Approval

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

in any territory in the Co-Funded Territory for such Co-Funded Product, in each case as of the effective date of such termination, Sunesis’ rights and obligations under Section 3.2.3 shall survive, and Biogen Idec shall pay royalties on any such Co-Funded Products in accordance with Section 7.5.2.  Biogen Idec shall no longer be obligated to provide the detailed plans required of a Co-Development Plan and Budget to Sunesis, but shall provide Sunesis with annual budgets of post Phase I Development Costs for any such Co-Funded Products.  Sunesis’ Co-Funding Option with respect to future Products shall terminate, as will Article 4, as well as Sunesis’ right to participate in the JDC under Section 5.4 and any Product Teams under Section 3.3.

(c)Sunesis’ Co-Funding Option under Section 3.2 with respect to future Products shall continue (i.e. with respect to Products that are not Co-Funded Products as of the effective date of such termination), provided that Biogen Idec shall no longer be obligated to provide for each Product the detailed plans and clinical data required of an Initial Development Plan and Phase II Notice pursuant to Section 3.2.1.  Biogen Idec shall, however, provide Sunesis with annual budgets of post Phase I Development Costs for such Co-Funded Product in accordance with the timetable for a Phase II Notice set forth in Section 3.2.1, and shall provide reasonable cooperation to Sunesis in evaluating such Product and the post Phase I Development Costs related thereto, including consulting with Sunesis in good faith regarding such annual budgets and the financial, scientific and regulatory assumptions reflected therein.

14.9.Termination of BIIB062 Terms by Either Party.  In the event of termination of the BIIB062 Terms, either by Sunesis pursuant to Section 14.5, or by Biogen Idec pursuant to Section 14.6, the Main Terms shall remain is full force and effect, all BIIB062 and BIIB062 Products shall be delivered to Biogen Idec at Biogen Idec’s cost, and with respect to BIIB062, in addition to those provisions surviving under Section 14.11, the following provisions shall also survive: Section 3.4 (Regulatory Matters); Section 3.5.2 (BIIB062 Product Reversion); Section 6.4.4 (BIIB062 Reverted Product License); Section 7.4 (Development Milestones); 7.5 (Royalties on Annual Net Sales of Products); 7.6 (Royalties on Net Sales of Sunesis Products, Reverted Products, Non-Kinase Other Biogen Idec Products and BIIB062 Products); Section 7.7 (Royalty Term); and ARTICLE 10 (Intellectual Property) (other than Sections 10.1.4(b), 10.2.3, 10.2.4(b) and the first two sentences of Section 10.3.4, which, to the extent they apply to BIIB062, shall terminate with respect to BIIB062);

14.10.Transition of Information and Materials.  With respect to a Party’s obligation to transition Collaboration Technology, information and material with respect to a particular compound, each Party shall cooperate fully (and cause its Affiliates to cooperate fully) with the other Party to facilitate a smooth and prompt transition of Collaboration Technology, information and materials that are necessary or useful for the receiving Party to further research, develop, or otherwise exploit such target and compounds in the Field.

14.11.Survival Sections.  In addition to the provisions set forth in Sections 14.7.2, 14.7.3, 14.8 and 14.9 above, as applicable, the following provisions shall survive the expiration or termination of this Agreement, the Main Terms or the BIIB062 Terms for any reason: Articles 1 (Definitions), 8 (Payments, Books and Records), 11 (Confidentiality), 12 (Representations and Warranties), 13 (Indemnification), 14 (Term and Termination), 15 (Dispute Resolution) and 16 (Miscellaneous); and Sections 6.2.1, 6.2.2 (Commercialization Licenses to Biogen Idec for Target Selective Compounds); 6.3 (Other Compounds); and 6.5.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

ARTICLE 15
DISPUTE RESOLUTION

15.1.Escalation to Senior Executives.  In the event of a dispute or matter of significant concern arises between the Parties, then at the request of either Party, the matter shall be escalated to a senior executive from each Party.  Such senior executive shall be either the CEO of such Party, or another senior executive of such Party who both reports to the CEO and who has direct management responsibility for the matter in dispute.  Upon such request, such senior executives shall make themselves reasonably available to meet, and shall meet either by telephone or if, specifically requested, in person, to attempt to resolve such matter, and shall thereafter continue to use good faith efforts to attempt to resolve such matter unless it becomes clear that the matter cannot be resolved by mutual agreement.  Thereafter either Party may pursue such legal process as is otherwise available under applicable law, except as otherwise set forth in Section 5.1.4 above or Section 15.2 below.

15.2.Independent Scientific Verification of Certain Disputes.

15.2.1.Independent Measurements.  In the event the Parties are unable to reach agreement regarding (i) whether or not a compound or product is Target Selective against the Collaboration Target, (ii) the IC50 of a particular “selected lead” as that term is defined in Section 1.72 above, or (iii) any other independently verifiable scientific determination or measurement, and the Parties have not resolved such dispute through good faith negotiations, such dispute will be resolved through performance of the relevant determination by an independent Third Party.  The findings of such Third Party with respect to such dispute shall be binding on the Parties, and the costs of such testing shall be shared equally by the Parties.

15.2.2.[Reserved].

15.3.Injunctive Relief.  This Article 15 shall not be construed to prohibit either Party from seeking preliminary or permanent injunctive relief, restraining order or degree of specific performance in any court of competent jurisdiction to the extent not prohibited by this Agreement.  For avoidance of doubt, any such equitable remedies provided under this Article 15 shall be cumulative and not exclusive and are in addition to any other remedies, which either Party may have under this Agreement or applicable law.

15.4.Matters to Proceed to Court.  Notwithstanding the foregoing, any dispute relating to the determination of validity of a Party’s patents or other issues relating solely to a Party’s intellectual property and any dispute asserting breach of this Agreement or of the representations and warranties made hereunder shall be submitted exclusively to the federal court in { * } and the Parties hereby consent to the jurisdiction and venue of such court.

ARTICLE 16
MISCELLANEOUS

16.1.Governing Laws.  This Agreement and any dispute arising from the construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of { * } without reference to conflicts of laws principles.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

16.2.Waiver.  It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

16.3.Assignment.  This Agreement shall not be assignable by either Party without the written consent of the other Party hereto, except (i) either Party may assign this Agreement without such consent to its Affiliates, or to an entity that acquires all or substantially all of the business or assets of such Party whether by merger, reorganization, acquisition, sale, operation of law, or otherwise; provided, however, that the assignee shall agree in writing to be bound by the terms and conditions of this Agreement and (ii) Sunesis may assign its rights and obligations under the portion of this Agreement that constitutes the BIIB062 Terms without such consent to its Affiliates, or to an entity that acquires all or substantially all of the business or assets of Sunesis that relate to BIIB062 whether by merger, reorganization, acquisition, sale, operation of law, or otherwise; provided, however, that the assignee shall agree in writing to be bound by the terms and conditions of the BIIB062 Terms and such other terms of this Agreement as would be appropriate for such assignment.

16.4.Independent Contractors.  The relationship of the Parties hereto is that of independent contractors.  The Parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

16.5.Compliance with Laws.  In exercising their rights under this license, the Parties shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license including, without limitation, those applicable to the discovery, development, manufacture, distribution, import and export and sale of Products pursuant to this Agreement.

16.6.Patent Marking.  Biogen Idec agrees to mark and use reasonable efforts to make all its Sublicensees mark all Products and Other Biogen Idec Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.  Sunesis agrees to mark and use reasonable efforts to make its Sublicensees mark all Sunesis Products and BIIB062 Products sold pursuant to this Agreement in accordance with the applicable statute or regulations relating to patent marking in the country or countries of manufacture and sale thereof.

16.7.Notices.  All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Parties hereto and shall be deemed to have been given upon receipt:

Sunesis:Sunesis Pharmaceuticals, Inc.

395 Oyster Point Boulevard, Suite 400

South San Francisco, California 94080

Attn: CEO

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

With a copy to:Cooley LLP

3175 Hanover St.

Palo Alto, California 94304-1050

Attn: Glen Sato

Biogen IdecBiogen Idec MA Inc.

14 Cambridge Center

Cambridge, Massachusetts 02142

Attn: Executive Vice President, Corporate Development

With a copy to:Biogen Idec MA Inc.

14 Cambridge Center

Cambridge, Massachusetts 02142

Attn: General Counsel

16.8.Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the Parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the Parties and their commercial bargain.  If a Party seeks to avoid a provision of this Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, the other Party shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice to the asserting Party, unless such assertion is eliminated and cured within such sixty (60) day period.  If Biogen Idec has sought to so avoid a provision of this Agreement, such termination shall be deemed a termination by Biogen Idec under Section 14.4 above, and if Sunesis has sought such an avoidance, such termination shall be deemed a termination for breach by Sunesis under Section 14.2 above.

16.9.Advice of Counsel.  Sunesis and Biogen Idec have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

16.10.Performance Warranty.  Each Party hereby warrants and guarantees the performance of any and all rights and obligations of this Agreement by its Affiliates and Sublicensees.

16.11.Complete Agreement.  This Agreement with its Exhibits, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, express or Biogen Idec-Sunesis Collaboration Agreement implied, shall be abrogated, canceled, and are null and void and of no effect.  No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Sunesis and Biogen Idec.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

16.12.Headings.  The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.

16.13.Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered in duplicate originals as of the Effective Date.

Biogen idec MA INC.SUNESIS PHARMACEUTICALS, INC.

By:/s/ Douglas E. WilliamsBy: /s/ Eric Bjerkholt

Name: Douglas E. WilliamsName: Eric Bjerkholt

Title: Executive Vice President, ResearchTitle: Chief Financial Officer

          and Development

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

EXHIBIT 1.6

BIIB062 PATENTS

{ * }

EXHIBIT 1.67

1.	Sunesis Core Technology

Sunesis No.	Serial No.	Title	Status
SU-100	US 09/105,372	Methods for Rapidly Identifying Small Organic Molecule Ligands for Binding to Biological Target Molecules	Granted U.S. Patent No. 6,335,155
SU-100 D1C1	US 10/043,833	Methods for Rapidly Identifying Small Organic Molecule Ligands for Binding to Biological Target Molecules	Granted as US Patent No. 6,811,966
{ * }	{ * }	{ * }	{ * }
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{ * }		{ * }	{ * }

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

EXHIBIT 1.72

BTK Assays

{ * }

{2 pages omitted}

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 2.7.1

Phase II Drug Compounds

None.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 3.5.1

Reverted Products

Section 1.  Reversion of a Co-Funded Product to Sunesis.

1.1.Biogen Idec shall cooperate fully with Sunesis and shall provide Sunesis with all data, documentation, information and materials generated or used by Biogen Idec in the research, development, production or other exploitation of such Reverted Product, and Sunesis shall have the right to use and disclose such items.

1.2.To the extent not already terminated, the license granted to Biogen Idec under Section 6.2 shall terminate with respect to Collaboration Compounds incorporated in such Reverted Product.  Thereafter, such Collaboration Compounds shall be deemed Terminated Compounds for the purposes of Section 6.2.4.

1.3.All right, title and interest in and to (i) all regulatory filings related to the Reverted Product, including without limitation all INDs, NDAs and all information and correspondence related thereto, and (ii) any trademarks specific to the Reverted Product shall be transferred and assigned to Sunesis.

1.4.Biogen Idec shall cooperate fully with Sunesis upon Sunesis’ request to assign to Sunesis, or otherwise secure for Sunesis the benefits of, any arrangement between Biogen Idec and a Third Party related to the research, development, production or exploitation of such Reverted Product, including without limitation clinical research agreements, manufacturing and supply agreements and distribution agreements.  { * }

1.5.Without limiting the foregoing, Biogen Idec shall use reasonable efforts to implement the provisions of this Exhibit 3.5.1 and to ensure orderly transition and uninterrupted research and development of the Reverted Product.  Sunesis shall promptly reimburse Biogen Idec’s reasonable out-of-pocket costs with respect to activities, services and materials provided by Biogen Idec under Section 1 of this Exhibit 3.5.1.

Section 2.  Termination of a Reverted Product and Reversion to Biogen Idec.

2.1Sunesis shall cooperate fully with Biogen Idec and shall provide Biogen Idec with all data, documentation, information and materials generated or used by Sunesis in the research, development, production or other exploitation of such Reverted Product, and Biogen Idec shall have the right to use and disclose such items.

2.2All right, title and interest in and to (i) all regulatory filings related to such Reverted Product, including without limitation all INDs, NDAs and all information and correspondence related thereto, and (ii) any trademarks specific to the Reverted Product shall be transferred and assigned to Biogen Idec.

2.3Sunesis shall cooperate fully with Biogen Idec upon Biogen Idec’s request to assign to Biogen Idec, or otherwise secure for Biogen Idec the benefits of, any arrangement

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

between Sunesis and a Third Party related to the research, development, production or exploitation of such Reverted Product, including without limitation clinical research agreements, manufacturing and supply agreements and distribution agreements.  { * }

2.4Without limiting the foregoing, Sunesis shall use reasonable efforts to implement the provisions of this Section 9.4 and to ensure orderly transition and uninterrupted research and development of such Reverted Product.  Biogen Idec shall promptly reimburse Sunesis’ reasonable out-of-pocket costs with respect to activities, services and materials provided by Sunesis under Section 2 of this Exhibit 3.5.1.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXECUTION VERSION

EXHIBIT 3.5.2

BIIB062 Reverted Products

The terms of this Exhibit 3.5.2 shall have effect upon only the effective date of any such notice by Biogen Idec or termination recognized in Section 3.5.2 of the Agreement.

1.1.Sunesis shall cooperate fully with Biogen Idec and shall provide Biogen Idec with all data, documentation, information and materials generated or used by Sunesis in the development, production or other exploitation of BIIB062 and the BIIB062 Reverted Product, and Biogen Idec shall have the right to use and disclose such items.

1.2.The license granted to Sunesis under Section 6.4.1 shall terminate with respect to BIIB062 and the BIIB062 Reverted Product and the license granted to Biogen Idec under Section 6.4.4 shall commence in accordance with its terms.   Additionally, the obligations and restrictions under Sections 6.4.2 and 6.4.3 shall cease to apply to Biogen Idec.

1.3.All right, title and interest in and to (i) all regulatory filings related to BIIB062 and the BIIB062 Reverted Product, including without limitation all INDs, NDAs and all information and correspondence related thereto, and (ii) any trademarks specific to the BIIB062 Reverted Product shall be transferred and assigned to Biogen Idec.

1.4.Sunesis shall cooperate fully with Biogen Idec upon Biogen Idec’s request to assign to Biogen Idec, or otherwise secure for Biogen Idec the benefits of, any arrangement between Sunesis and a Third Party related to the development, production or exploitation of BIIB062 or the BIIB062 Reverted Product, including without limitation clinical research agreements, manufacturing and supply agreements and distribution agreements.  { * }

1.5.Without limiting the foregoing, Sunesis shall use reasonable efforts to implement the provisions of this Exhibit 3.5.2 and to ensure orderly transition and uninterrupted development and commercialization of BIIB062 and the BIIB062 Reverted Product.  Biogen Idec shall promptly reimburse Sunesis’ reasonable out-of-pocket costs with respect to activities, services and materials provided by Sunesis under this Exhibit 3.5.2.

{ * } = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.